EXECUTION COPY


                                                               EXHIBIT NO. 10.2


        CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.







            AGREEMENT ABOUT EUROPEAN COMMERCIALIZATION OF INTEGRILIN

                                  BY AND AMONG

                        MILLENNIUM PHARMACEUTICALS, INC.,

                              SCHERING CORPORATION

                                       AND

                              SCHERING-PLOUGH, LTD.






                                    JUNE 2004

                                TABLE OF CONTENTS

                                                                           PAGE

ARTICLE I             DEFINITIONS.............................................2
      Section 1.1     "Affiliates"............................................2
      Section 1.2     "Central Marketing Authorization".......................2
      Section 1.3     "Closing Date"..........................................2
      Section 1.4     "Commercialization" or "Commercialize"..................2
      Section 1.5     "Country Approval Notice"...............................2
      Section 1.6     "Development" or "Develop"..............................2
      Section 1.7     "Final Approval Notice".................................2
      Section 1.8     "Interim Period"........................................2
      Section 1.9     "Liabilities"...........................................2
      Section 1.10    "Manufacturing" or "Manufacture"........................3
      Section 1.11    "Marks".................................................3
      Section 1.12    "Negotiation Period"....................................3
      Section 1.13    "New Commercial Licensee"...............................3
      Section 1.14    "New Commercial Agreement"..............................3
      Section 1.15    "Pharmaceutical Company"................................3
      Section 1.16    "Regulatory Authority"..................................3
      Section 1.17    "Reporting Agreement"...................................3
      Section 1.18    "Trademark".............................................3
      Section 1.19    "Transfer(s)"...........................................4
      Section 1.20    "Transferring Territory"................................4
      Section 1.21    "Transition Period".....................................4
      Section 1.22    Additional Definitions..................................4

ARTICLE II            IDENTIFICATION OF A NEW COMMERCIAL LICENSEE.............5
      Section 2.1     Millennium's Identification of a New Commercial
                      Licensee................................................5
      Section 2.2     Schering's Cooperation..................................5
      Section 2.3     Confidentiality.........................................7
      Section 2.4     Schering's Diligence Obligations during the Negotiation
                      Period..................................................7
      Section 2.5     Decision Making During the Negotiation Period...........7
      Section 2.6     Effect of Failure to Close During the Negotiation
                      Period..................................................8

ARTICLE III           MANAGEMENT DURING THE TRANSITION PERIOD.................9
      Section 3.1     Notification of Closing.................................9
      Section 3.2     General Principles of Management........................9
      Section 3.3     Adverse Event and Product Complaint Reporting
                      Procedures; Notice of Information Affecting
                      Marketability of the Product...........................10
      Section 3.4     Schering's Diligence Obligations during the Transition
                      Period.................................................11
      Section 3.5     Extension of the Transition Period.....................11

ARTICLE IV            INTELLECTUAL PROPERTY LICENSES AND MANAGEMENT..........12
      Section 4.1     Termination of IP Licenses Granted to Schering.........12
      Section 4.2     Modification of IP Licenses Granted to Millennium......13
      Section 4.3     Certain Copyrights and Trademarks......................14
      Section 4.4     Scope of Schering Activities...........................15
      Section 4.5     Management of Certain Intellectual Property............15

ARTICLE V             TRANSFER OF RESPONSIBILITIES BY SCHERING...............16
      Section 5.1     Transfer of Regulatory Approvals.......................16
      Section 5.2     Transfer of Documents..................................17
      Section 5.3     Effects of Transfer of Regulatory Approvals............18
      Section 5.4     Costs..................................................20
      Section 5.5     Country Approval Notice................................20
      Section 5.6     Delay in Transfer of Regulatory Approvals..............20

ARTICLE VI            CONFIDENTIALITY........................................21
      Section 6.1     Disclosure of this Agreement...........................21
      Section 6.2     Disclosure of Other Information........................22

ARTICLE VII           CLINICAL DEVELOPMENT...................................22
      Section 7.1     Clinical Development During the Negotiation Period.....22
      Section 7.2     Clinical Development During the Transition Period......23
      Section 7.3     Payment by the New Commercial Licensee of Development
                      Costs..................................................23

ARTICLE VIII          TRANSFERS TO NEW COMMERCIAL LICENSEE; EXPENSE SHARING..24
      Section 8.1     Transfers to the New Commercial Licensee...............24
      Section 8.2     Manufacturing Expense Sharing..........................25

ARTICLE IX            FINANCIAL PROVISIONS...................................25
      Section 9.1     Payment................................................25
      Section 9.2     Royalties Payable to Schering..........................25

ARTICLE X             REPRESENTATIONS AND WARRANTIES; CERTAIN COVENANTS......28
      Section 10.1    Exclusivity Covenant...................................28
      Section 10.2    Consents...............................................28
      Section 10.3    No Violation of Law and No Breach of Contract..........29
      Section 10.4    Sales Representatives' Compliance......................29
      Section 10.5    Sales of INTEGRILIN Products...........................29
      Section 10.6    Intellectual Property and Documentation................29
      Section 10.7    Third Party Contracts..................................30
      Section 10.8    Adequacy of Disclosure.................................31
      Section 10.9    Product Liability Claims...............................31
      Section 10.10   Debarment..............................................31

ARTICLE XI            LIABILITY & INDEMNIFICATION............................32
      Section 11.1    Pre-Transfer Liability.................................32
      Section 11.2    Liability During the Transition Period.................32
      Section 11.3    Post-Transfer Liability................................33
      Section 11.4    No Effect on Liabilities outside the Transferring
                      Territory..............................................33
      Section 11.5    Indemnification by Schering............................34
      Section 11.6    Indemnification by Millennium..........................34
      Section 11.7    Procedures.............................................34
      Section 11.8    Settlements............................................35
      Section 11.9    No Consequential Damages...............................35
      Section 11.10   Non-Assertion and Waiver of Certain Claims.............35

ARTICLE XII           MISCELLANEOUS..........................................37
      Section 12.1    Notices................................................37
      Section 12.2    Integration; Survival; Term; Relationship to
                      Collaboration Agreement and Controlling Provisions.....37
      Section 12.3    Governing Law; Dispute Resolution......................38
      Section 12.4    Intended Third Party Beneficiary.......................39
      Section 12.5    Assignment.............................................39
      Section 12.6    Execution in Counterparts; Facsimile Signatures........39

EXHIBITS
Exhibit A    -  Language to be Incorporated into Press Release (Section 6.1)
Exhibit B    -  Disclosure Schedule 10.6(c)
Exhibit C    -  Ongoing Development Activities
Exhibit D    -  INTEGRILIN Sales Information

            AGREEMENT ABOUT EUROPEAN COMMERCIALIZATION OF INTEGRILIN

         This Agreement is made and effective as of the latest date of signature appearing below (the "Effective Date") by and among:

         Millennium Pharmaceuticals, Inc., a Delaware corporation having its principal place of business at 40 Landsdowne Street, Cambridge, Massachusetts 02139, U.S.A. ("Millennium");

         Schering Corporation, a New Jersey corporation having its principal place of business at 2000 Galloping Hill Road, Kenilworth,
         New Jersey 07033, U.S.A. ("Schering Corporation"); and

         Schering-Plough, Ltd., a corporation organized under the laws of Switzerland having its principal place of business at Weystrasse 20, P.O. Box, CH-6000, Lucerne 6, Switzerland ("Schering Ltd.").

In this Agreement, Schering Corporation and Schering Ltd. are referred to collectively as "Schering", Millennium and Schering are referred to individually as a "Party" and collectively as the "Parties", and references to Millennium and Schering include their respective Affiliates. All capitalized terms that are used but not defined in this Agreement have the same meanings as in the Collaboration Agreement (defined below).

                                  INTRODUCTION

         1. Schering Corporation, Schering Ltd. and COR Therapeutics, Inc., a Delaware corporation having its principal place of business at 256 East Grand Avenue, South San Francisco, California 94080, U.S.A. ("COR") entered into a Collaboration Agreement dated April 10, 1995, as amended, (the "Collaboration Agreement"). The Collaboration Agreement provided Schering the opportunity to participate in the development and commercialization of INTEGRILIN(R) (eptifibatide) Injection ("INTEGRILIN"), a small peptide pharmaceutical that COR had discovered and was developing.

         2. On February 12, 2002, Millennium acquired COR by merger, succeeding COR in the Collaboration Agreement.

         3. The Parties wish to terminate Schering's role in the commercialization and manufacturing of INTEGRILIN in and for the Transferring Territory, and to have Schering's existing regulatory approvals and authorizations, contractual rights and responsibilities transferred in an appropriate manner to a new commercial licensee that Millennium will identify.

         4. Therefore, Millennium and Schering make the following agreement, which amends and supplements the Collaboration Agreement.

                                    ARTICLE I

                                   DEFINITIONS

Except as otherwise expressly defined in this Agreement, all capitalized terms used herein shall have the meanings set forth in the Collaboration Agreement. The following capitalized terms as used in this Agreement, whether in the singular or plural, shall have the meanings set forth below:

     Section 1.1 "Affiliates" means, except as provided below, an entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with Millennium, Schering or the New Commercial Licensee, as applicable. The Parties recognize that in certain countries an Affiliate may not be majority-owned by Millennium, Schering or the New Commercial Licensee.

     Section 1.2 "Central Marketing Authorization" means the regulatory approval for the Licensed Product that is filed through the centralized procedure for the European Union and approved by the European Commission.

     Section 1.3 "Closing Date" means the effective date of the New Commercial Agreement between Millennium and its New Commercial Licensee.

     Section 1.4 "Commercialization" or "Commercialize" means the performance of activities directed to obtaining pricing and reimbursement approvals, marketing, promoting, distributing, importing or selling a pharmaceutical product; PROVIDED that Commercialization shall not include any activities which constitute Manufacturing.

     Section 1.5 "Country Approval Notice" shall have the meaning set forth in
Section 5.5.

     Section 1.6 "Development" or "Develop" means the performance of non-clinical and clinical research and drug development activities related to obtaining and maintaining Regulatory Approval for pharmaceutical products, including without limitation toxicology, pharmacology and other discovery efforts, test method development and stability testing, process development, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, clinical studies (including pre- and post-approval studies and investigator sponsored clinical studies), regulatory affairs, and Regulatory Approval and clinical study regulatory activities (excluding regulatory activities directed to obtaining pricing and reimbursement approvals).

     Section 1.7 "Final Approval Notice" shall have the meaning set forth in
Section 11.10(d).

     Section 1.8 "Interim Period" shall have the meaning set forth in Section
2.6.

     Section 1.9 "Liabilities" means any claims, suits, liabilities, debts, losses, damages, demands, judgments or awards arising from or connected with the Development, Manufacture or Commercialization of INTEGRILIN Products in or for the Transferring Territory, including without limitation, those related to (i) Development activities in or for the Transferring Territory utilizing INTEGRILIN Products; (ii) products liability claims; (iii) claims of patent or trademark infringement; or (iv) Commercialization activities in the Transferring Territory related to INTEGRILIN Products.

     Section 1.10 "Manufacturing" or "Manufacture" means all the activities relating to production of each Product, spanning from purchasing raw materials to final packaging of Product for distribution and sale in the Transferring Territory on a country-by-country basis, including without limitation purchasing raw materials, production, quality control and assurance, filling, labeling, packaging and finishing, release, holding and storage and the tests and analyses conducted in connection therewith.

     Section 1.11 "Marks" shall mean any trademarks, service marks, trade names and logos (excluding the Trademarks) that are owned by Schering or Millennium and are used in connection with the Development or Commercialization of INTEGRILIN Products in the Transferring Territory.

     Section 1.12 "Negotiation Period" means the period beginning on the Effective Date and ending on the first to occur of [**].

     Section 1.13 "New Commercial Licensee" means Glaxo Group Ltd. or another Pharmaceutical Company selected by Millennium to enter into the New Commercial Agreement.

     Section 1.14 "New Commercial Agreement" means a definitive agreement between Millennium and a Pharmaceutical Company under which such Pharmaceutical Company is granted a license to INTEGRILIN Products and assumes primary responsibility for (i) the Development and Commercialization of the INTEGRILIN Products in and for the Transferring Territory, and (ii) the Manufacture of the INTEGRILIN Products for Development and Commercialization in the Transferring Territory (or agrees to enter into a contract with Millennium for performance of certain aspects of such Manufacturing).

     Section 1.15 "Pharmaceutical Company" means a company (other than Millennium or Schering or any of their respective Affiliates) which has resources for and experience in the Development and Commercialization of proprietary pharmaceutical products for the treatment of cardiovascular disease in the major markets of the Transferring Territory.

     Section 1.16 "Regulatory Authority" means any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over manufacture, pricing, reimbursement, marketing and sale of pharmaceutical products in one or more countries in the Transferring Territory.

     Section 1.17 "Reporting Agreement" means the agreement to be entered into by the Parties and the New Commercial Licensee with respect to the exchange and reporting of safety data and information related to the INTEGRILIN Products.

     Section 1.18 "Trademark" means all registrations, applications for registration and other rights in and to the "INTEGRILIN" mark [**] for the Development, Manufacture and Commercialization of INTEGRILIN Products in or for the Transferring Territory.

     Section 1.19 "Transfer(s)" shall mean, with respect to the Regulatory Approvals for INTEGRILIN Products in a given country in the Transferring Territory, (i) the submission by Schering of all documentation necessary for, and the receipt by Millennium or the New Commercial Licensee of all necessary approvals from Regulatory Authorities in such country for, the assignment and transfer to Millennium or the New Commercial Licensee of all Regulatory Approvals held by Schering for the Commercialization of INTEGRILIN Products in such country, and that such assignment and transfer is valid and effective and
(ii) the transfer by Schering to Millennium or its designees of all documentation necessary to enable Millennium or its designees to Manufacture INTEGRILIN Products for distribution and sale in the Transferring Territory.

     Section 1.20 "Transferring Territory" means all of the following countries:
[**] and any other countries that may arise by succession, subdivision, consolidation or reconstitution of these countries.

     Section 1.21 "Transition Period" means a period [**] beginning on the Closing Date, including as such period may be extended pursuant to Section 3.5.

     Section 1.22 Additional Definitions. Each of the following definitions is set forth in the Section of this Agreement indicated below:

DEFINITION                                            SECTION
----------                                            -------
AAA                                                   12.3(b)
Acceptance Notice                                     11.10(c)
ADR                                                   12.3(b)
Annual Sales Threshold                                9.2(a)
Arbitrators                                           12.3(b)
Assignable Contracts                                  8.1(b)
Carry-Forward Liabilities                             11.3
Collaboration Agreement                               Introduction
Competing Product                                     10.1(a)
COR                                                   Introduction
Effective Date                                        Preamble
Excluded Liabilities                                  11.4
Existing Inventory                                    5.3(c)
Field                                                 10.1(a)
Final Approval Notice                                 11.10(d)
Global AE Database                                    3.3
INTEGRILIN                                            Introduction
JSC                                                   2.5(a)
Key Countries                                         5.2(a)(vi)
Losses                                                11.5
Manufacturing Agreement                               11.10(a)(i)
Marketing Materials                                   4.3
Millennium                                            Preamble
Non-Schering Indemnified Parties                      11.5
Ongoing Development Activities                        7.1
Party (ies)                                           Preamble
Post-Transfer Liabilities                             11.3
Pre-Closing Liabilities                               11.1
Released Party                                        11.10(a)(i)
Releasing Party                                       11.10(a)(i)
Schering                                              Preamble
Schering Corporation                                  Preamble
Schering Indemnified Parties                          11.6
Schering Ltd.                                         Preamble
Shortfall Notice                                      11.10(c)
SP-Royalty Sales                                      9.2(a)
Transition Liabilities                                11.2


                                   ARTICLE II

                   IDENTIFICATION OF A NEW COMMERCIAL LICENSEE

     Section 2.1 Millennium's Identification of a New Commercial Licensee.

     Millennium shall use commercially reasonable efforts during the Negotiation Period to identify a Pharmaceutical Company reasonably acceptable to Millennium to negotiate, execute and enter into a New Commercial Agreement. Generally, the Parties intend for Millennium to enter into a New Commercial Agreement and for Schering to complete the Transfer of all of the Regulatory Approvals for INTEGRILIN Products in and for the Transferring Territory to the New Commercial Licensee on or before [**] or as soon as practicable thereafter considering regulatory review periods.

     Section 2.2 Schering's Cooperation.

             (a) During the Negotiation Period, Schering shall, upon request by Millennium use commercially reasonable efforts to promptly provide reasonable assistance to Millennium to facilitate the identification of a New Commercial Licensee, and to enable Millennium to complete and enter into and to facilitate performance of a New Commercial Agreement. This assistance may include, without limitation, providing Millennium and each bona fide potential New Commercial Licensee and the actual New Commercial Licensee with reasonable access to all information, documents, records, personnel, contractors, agents and facilities reasonably necessary in order to complete a reasonable due diligence review of the Development, Manufacture and Commercialization of INTEGRILIN Products in or for the Transferring Territory, including without limitation the following:

     (i) documents and records related to the Development, Manufacture and Commercialization of INTEGRILIN Products in or for the Transferring Territory, including without limitation:

           (A) documents and records related to Regulatory Approvals and any withdrawals or rejections of applications for Regulatory Approvals;

           (B) documents (and conversation logs) of communications with governmental or regulatory authorities;

           (C) [**]; and

           (D) Patent and Trademark registrations in the Transferring
           Territory;

     (ii) Schering personnel and contractors (if any) responsible for the Development, Manufacture and Commercialization of INTEGRILIN Products in or for the Transferring Territory; and

     (iii) manufacturing facilities owned or operated by Schering (or its subcontractors, if any) which will be used for the Manufacture and supply of INTEGRILIN Products during the Negotiation Period and/or the Transition Period (if any).

Any copies of documents and records to be provided by Schering pursuant to this
Section 2.2(a) shall be provided in a timely manner consistent with the time periods required by Section 5.2(c). Schering shall provide written notice to Millennium when it has completed all of the activities noted in the obligations as set forth in this Section 2.2(a).

             (b) Schering's obligation to provide assistance under this Section 2.2 is conditioned upon Millennium's ensuring that the potential New Commercial Licensee is obligated in writing to treat all such information and documents as confidential, not to disclose such information to any Third Party (other than its agents or advisors who are bound by similar confidentiality obligations), and not to use such information and documents for any purpose other than evaluating its interest in entering into a New Commercial Agreement.

             (c) To the extent that [**] in connection with providing any assistance first requested by [**] after the Effective Date pursuant to
Section 2.2(a), [**] up to an aggregate total of [**]. [**] any documented [**] reasonably incurred [**] after the Effective Date pursuant to Section 2.2(a) in providing assistance requested by [**] pursuant to Section 2.2(a) [**]. In addition, [**] for providing up to an aggregate total of [**] in connection with providing assistance pursuant to Section 2.2(a), and [**] any pre-approved and documented [**] in providing such assistance [**]. Any access to Schering's or its subcontractors' facilities shall be during normal business hours at such times and places as are mutually agreed by the Parties.

     Section 2.3 Confidentiality.

     All information about the existence of discussions with any potential New Commercial Licensee, including the status of negotiations and the potential terms of any New Commercial Agreement, as well as any other information and materials received by Schering from any potential New Commercial Licensee (whether directly or through Millennium or some other intermediary) in connection with the activities performed by Schering pursuant to Section 2.2, shall be treated as Confidential Information of Millennium under Section 13.1 of the Collaboration Agreement.

     Section 2.4 Schering's Diligence Obligations during the Negotiation Period.

             (a) All of Schering's existing obligations under the Collaboration Agreement applicable to the Transferring Territory, including diligence, compliance and regulatory reporting responsibility, shall continue in full force and effect during the Negotiation Period unless specifically modified or terminated by a provision in this Agreement. For purposes of clarity and avoidance of doubt, Schering acknowledges that its existing diligence obligations under the Collaboration Agreement as applied during the Negotiation Period shall include, without limitation, applying Diligent Efforts or commercially reasonable efforts (as applicable in the relevant country in the Transferring Territory) to accept and fulfill all bids, tenders and orders for INTEGRILIN Products in such country and to supply INTEGRILIN Products in accordance with such bids, tenders and orders. In addition, Schering agrees that during the Negotiation Period its efforts with regard to the Development and Commercialization of INTEGRILIN Products in the Transferring Territory during the Negotiation Period shall be maintained at least at a level commensurate with such efforts during the one year period immediately preceding the Effective Date. For the avoidance of doubt, the required performance obligation of Schering related to [**] Europe is in no way modified by this provision or any other provision of this Agreement.

             (b) During the Negotiation Period, Schering shall perform its existing obligations under the Collaboration Agreement with respect to the Manufacture of INTEGRILIN Products for the Transferring Territory, including continuing to provide prompt and reasonable assistance to Millennium to help ensure that there is a continuous supply of INTEGRILIN Products in and for the Transferring Territory. Schering's obligations under this Section 2.4(b) will include, upon request, reasonably cooperating with Millennium's or its designee's efforts to establish Third Party contractors for the Manufacture of INTEGRILIN Products for the Transferring Territory. Schering shall also ensure that it consults and cooperates with Millennium in obtaining Regulatory Approvals and provides Millennium with copies of all written regulatory reports related to INTEGRILIN Products that are submitted to Regulatory Authorities in the Transferring Territory within two (2) days of submission.

     Section 2.5 Decision Making During the Negotiation Period.

             (a) During the Negotiation Period, the allocation of responsibilities between the Parties, and related decision making authority, with respect to the Development, Manufacture and Commercialization of INTEGRILIN Products in and for the Transferring Territory shall continue to be governed by the terms and conditions of the Collaboration Agreement. In particular, those provisions governing the responsibilities and decision making powers of the Joint Strategic Committee ("JSC") established by the Parties under Article 2 of the Collaboration Agreement shall remain in full force and effect.

             (b) The Parties will ensure that during the Negotiation Period all activities related to obtaining and maintaining Regulatory Approvals for INTEGRILIN Products in the Transferring Territory are performed in accordance with the terms and conditions of Article 3 of the Collaboration Agreement. In particular, the Parties shall continue to consult and cooperate in the preparation of each Drug Approval Application and in obtaining Regulatory Approvals in the Transferring Territory, as required under Section 3.4(a) of the Collaboration Agreement.

     Section 2.6 Effect of Failure to Close During the Negotiation Period.

     In the event that Millennium and the New Commercial Licensee fail to close the New Commercial Agreement prior to [**], then the following terms shall govern during the period of time beginning on the expiration of the Negotiation Period and ending on the earlier of [**] the Negotiation Period (the "Interim Period"):

             (a) Schering's diligence obligations with respect to Development and Commercialization of INTEGRILIN Products in and for the Transferring Territory as set forth in Sections 3.2(a) and 5.6 of the Collaboration Agreement [**] during the Interim Period such that Schering [**] in any country in the Transferring Territory and [**] to Develop and Commercialize the INTEGRILIN Products in the Transferring Territory.

             (b) Schering shall, upon request [**], continue to promptly and reasonably cooperate with Millennium, as provided under Section 2.2 of this Agreement, to identify a New Commercial Licensee and to complete and enter into and to facilitate performance of a New Commercial Agreement. In the event that Millennium has not entered into a New Commercial Agreement having a Closing Date [**], then Schering's obligations under Section 2.2 to assist Millennium to identify a New Commercial Licensee and enter into a New Commercial Agreement [**].

             (c) Upon expiration of the Interim Period [**] ([**] at any time during the Negotiation Period or the Interim Period), the Parties shall promptly arrange for the [**] with respect to [**] INTEGRILIN Products [**] of this Agreement [**]. The Parties shall use commercially reasonable efforts to complete [**] as soon as practicable, and in any event within [**]. Such [**] period for completion [**] shall be extended if, and only to the extent necessary, due to delays arising from or otherwise directly attributable to governmental or Regulatory Authorities or processes solely in order to achieve [**] the Effective Date, such that all Regulatory Approvals, [**], are valid and effective [**]. The [**] period may also be extended if necessary [**], provided that such extension shall not exceed [**]. Commercially reasonable efforts [**] under this Section 2.6(c) shall include, without limitation, promptly performing any actions reasonably necessary [**] all Regulatory Approvals existing as of the Effective Date [**] pursuant to this Section 2.6(c) in order to ensure that [**] will be completed [**] provided for in this Section 2.6(c).

                                  ARTICLE III

                     MANAGEMENT DURING THE TRANSITION PERIOD

     Section 3.1 Notification of Closing.

     Millennium shall notify Schering in writing on or promptly after the Closing Date that the New Commercial Agreement has been executed and is in full force and effect. Such notice shall identify the New Commercial Licensee and provide all necessary contact information for the New Commercial Licensee to enable Schering to communicate with the New Commercial Licensee in order to fulfill its obligations under this Agreement. Within five (5) Business Days after such notice, Schering shall provide all necessary contact information to enable Millennium and the New Commercial Licensee to communicate with Schering in order to accomplish the transfers described in this Agreement, including without limitation a designated representative for:

             (a)     manufacturing matters for the Transferring Territory;

             (b)     regulatory matters for the Transferring Territory;

             (c)     operational matters for the Transferring Territory; and

             (d)     each country in the Transferring Territory.

     Section 3.2 General Principles of Management.

     During the Transition Period, the allocation of responsibilities between the Parties, and related decision making authority, with respect to the Development, Manufacture and Commercialization of INTEGRILIN Products in and for the Transferring Territory as set forth in the Collaboration Agreement shall be amended as follows:

             (a) notwithstanding the provisions of Section 2.5 of the Collaboration Agreement, Millennium shall have final decision making authority with respect to any disagreement at the JSC with regard to any matter concerning the Development, Manufacture or Commercialization of INTEGRILIN Products in the Transferring Territory;

             (b) [**] the Lead Marketing Party under Section 5.3 of the Collaboration Agreement for the INTEGRILIN Products in the Transferring Territory; and

             (c) Schering shall consult with Millennium and obtain Millennium's prior approval with respect to any activities related to obtaining and maintaining Regulatory Approvals for the INTEGRILIN Products in the Transferring Territory, including without limitation any communications with and/or submissions to Regulatory Authorities in the Transferring Territory. During the Transition Period, representatives of Millennium and/or the New Commercial Licensee shall have the right to be present and participate in any meetings or discussions with regulatory agencies or authorities related to the Regulatory Approvals for the INTEGRILIN Products in the Transferring Territory.

             (d) Schering shall consult with Millennium or New Commercial Licensee, as applicable, and obtain prior approval with respect to [**] relating to INTEGRILIN Products for use in the Transferring Territory. To facilitate co-promotion by New Commercial Licensee as set forth in Section 8.1 hereof, New Commercial Licensee will consult with Schering and obtain prior approval with respect to [**] relating to INTEGRILIN Products. Such approval shall not be unreasonably withheld and shall be provided within ten (10) business days of receipt of such materials from New Commercial Licensee. New Commercial Licensee shall forward all such materials to an individual to be identified by Schering within ten (10) business days of the Effective Date. New Commercial Licensee will have the right to use such materials [**], in accordance with the terms of the applicable Regulatory Approvals and applicable Laws.

     Section 3.3 Adverse Event and Product Complaint Reporting Procedures; Notice of Information Affecting Marketability of the Product.

     Upon or as soon as is practicable, but no later than thirty (30) days following the Closing Date, the Parties shall in good faith negotiate and enter into a Reporting Agreement with the New Commercial Licensee. The Reporting Agreement shall include provisions setting forth the Parties' and the New Commercial Licensee's responsibilities for the exchange and reporting of information related to adverse events and other product safety data for the INTEGRILIN Products, and shall transfer to Millennium the responsibility for maintaining the unified global adverse event database for INTEGRILIN Products, as described in Section 10.1 of the Collaboration Agreement (the "Global AE Database"). Until the effectiveness of the Reporting Agreement, Schering and Millennium shall continue to fulfill their respective obligations with respect to the maintenance of the Global AE Database, and with respect to the exchange and reporting of product quality complaints, adverse events and product safety data related to INTEGRILIN Products in the same manner as is being followed by the Parties prior to the Effective Date; provided, however:

                  (i) During and after the Transition Period, each Party shall promptly notify the other Party and the New Commercial Licensee, and Millennium shall require the New Commercial Licensee to promptly notify Schering, if it becomes aware of any product safety related information or circumstance that is likely to have a material adverse effect on the Development, Commercialization or Manufacture of INTEGRILIN Products; and

                  (ii) For as long as Schering is responsible for maintaining the Global AE Database, Schering shall generate adverse event reports as necessary for Millennium's and, as applicable, the New Commercial Licensee's use in the Transferring Territory, and Millennium (and, effective as of the effective date of the Reporting Agreement, the New Commercial Licensee) shall have access to the adverse event and safety data related to INTEGRILIN Products contained in the Global AE Database. Following the transfer to Millennium of responsibility for maintaining the Global AE Database pursuant to the Reporting Agreement, Millennium shall generate adverse event reports as necessary for Schering's use pursuant to the Collaboration Agreement and Schering shall have access to the adverse event and safety data related to INTEGRILIN Products contained in the Global AE Database.

     Section 3.4 Schering's Diligence Obligations during the Transition Period.

             (a) All of Schering's existing obligations under the Collaboration Agreement applicable to the Transferring Territory, including diligence, compliance and regulatory reporting responsibility, shall continue during the Transition Period unless specifically modified or terminated by a provision in this Agreement. Schering agrees that during the Transition Period
(i) until Schering's receipt of an applicable Country Approval Notice of Transfer of Regulatory Approvals for Commercialization of INTEGRILIN), it shall use Diligent Efforts or commercially reasonable efforts (as applicable in the relevant country in the Transferring Territory) to maintain [**] INTEGRILIN Products for such country consistent with [**], accept and fulfill all [**] orders and will [**] agreements [**] as of the Effective Date for INTEGRILIN Products for such country in the Transferring Territory, (ii) its efforts with regard to the Development and Commercialization of INTEGRILIN Products in the Transferring Territory shall be maintained at least at a level commensurate with such efforts [**] immediately preceding the Effective Date, and (iii) it shall use commercially reasonable efforts to comply with the reasonable requests of Millennium and New Commercial Licensee as necessary to facilitate the establishment by New Commercial Licensee of requisite operational capability in connection with the Transfers and Commercialization.

             (b) During the Transition Period, Schering shall, upon request, reasonably cooperate with Millennium efforts to establish Third Party contractors for the Manufacture of INTEGRILIN Products for the Transferring Territory.

     Section 3.5 Extension of the Transition Period.

         The term of the Transition Period shall be extended if, and only to the extent necessary, due to delays arising from or otherwise directly attributable to governmental or Regulatory Authorities or processes solely in order to achieve the Transfer of all Regulatory Approvals such that all Regulatory Approvals, [**], are valid and effective in all of the countries in the Transferring Territory. The term of the Transition Period may also be extended by Millennium or New Commercial Licensee if necessary to permit the establishment by Millennium or New Commercial Licensee [**] the INTEGRILIN Products, provided that such extension shall [**] following completion of all necessary and relevant Transfers.

                                   ARTICLE IV

                  INTELLECTUAL PROPERTY LICENSES AND MANAGEMENT

     Section 4.1 Termination of IP Licenses Granted to Schering.

     Effective on a country-by-country basis upon the earlier of: (a) Schering's receipt of Final Approval Notice from Millennium pursuant to Section 11.10(d) of this Agreement; or (b) Schering's receipt of Country Approval Notice with respect to Commercializing INTEGRILIN Products in one or more specified countries in the Transferring Territory, the licenses and other rights granted in Sections 11.1, 11.4 and 12.10 of the Collaboration Agreement are hereby amended as follows:

         (i) the exclusive license under Millennium Patents to develop INTEGRILIN Products in the relevant country or countries or in the Transferring Territory, as applicable, shall terminate;

         (ii) the exclusive license under the Millennium Patents to use, sell, offer for sale, have sold and import Co-Developed Products in the relevant country or countries or in the Transferring Territory, as applicable, shall terminate;

         (iii) the exclusive license under the Millennium Patents to use, sell, offer for sale, have sold and import Royalty-Bearing Products in the relevant country or countries or in the Transferring Territory, as applicable, shall terminate;

         (iv) the non-exclusive license under the Millennium Patents to make and have made INTEGRILIN Products in or for the relevant country or countries or in or for the Transferring Territory, as applicable, shall terminate except to the extent necessary
                  (1) to permit Schering or its designated Affiliates to perform its Manufacturing obligations under this Agreement, and/or (2) to permit Schering or its designated Affiliates to make or have made INTEGRILIN Products at facilities located in the Transferring Territory solely for distribution, use and/or sale by or on behalf of Schering, its Affiliates or permitted sublicensees pursuant to the Collaboration Agreement in any and all countries that are outside the Transferring Territory;


         (v) the non-exclusive license to use Millennium Know-how shall terminate with respect to (1) use of the Millennium Know-how to Develop and Commercialize INTEGRILIN Products in the relevant country or countries or in the Transferring Territory, as applicable, and (2) use of the Millennium Know-how to Manufacture INTEGRILIN Products in or for the relevant country or countries or in or for the Transferring Territory, as applicable, except in each case to the extent necessary to enable Schering to exercise those licenses retained by Schering under Section 4.1(iv) with respect to Manufacture of INTEGRILIN Products for distribution, use and/or sale outside the Transferring Territory;

         (vi) the exclusive license from Millennium to Schering to use the Trademarks for the sale of INTEGRILIN Products in the relevant country or countries or in the Transferring Territory, as applicable, shall terminate; and

         (vii) the limited rights of use granted by each of Schering and Millennium with respect to their relevant Marks in the relevant country or in the Transferring Territory, as applicable, shall terminate; provided that the specific rights granted in Section 4.3 hereof shall not be affected by such termination.

Except for the termination of the specific licenses and rights of use provided for above, all of the remaining licenses and rights of use granted to Schering under the Collaboration Agreement shall remain in full force and effect. In addition, notwithstanding the termination of such licenses and rights of use, if and solely to the extent that the performance by Schering of one or more of its obligations under this Agreement during the Transition Period [**] as provided in Section 2.6(c), or pursuant to Section 5.6, requires the continuation of such terminated licenses or rights of use, such terminated license and/or rights of use shall be deemed to have remained in effect only for so long as, and solely to the extent, necessary to enable Schering to perform such obligations.

     Section 4.2 Modification of IP Licenses Granted to Millennium.

             (a) Effective on a country-by-country basis upon the earlier of: (1) Schering's receipt of Final Approval Notice from Millennium pursuant to
Section 11.10(d) of this Agreement; or (2) Schering's receipt of Country Approval Notice with respect to Commercializing INTEGRILIN Products in one or more specified countries in the Transferring Territory:

         (i) the exclusive licenses under the Schering Patents granted by Schering to Millennium under Section 11.2 of the Collaboration Agreement shall be exclusive even as to Schering solely with respect to Commercializing INTEGRILIN Products in the relevant country or countries or in the Transferring Territory, as applicable;

         (ii) the non-exclusive licenses under the Schering Patents granted by Schering to Millennium under Section 11.2 of the Collaboration Agreement with respect to the Manufacture of INTEGRILIN Products shall be exclusive (except as to Schering and its Affiliates) with respect to the Manufacture of INTEGRILIN Products for distribution, use and/or sale in the relevant country or countries or in the Transferring Territory, as applicable; PROVIDED, HOWEVER, that upon Schering's receipt of the applicable Country Approval Notice from Millennium pursuant to Section 5.5 of this Agreement or Final Approval Notice pursuant to Section 11.10(d) (whichever occurs first), the rights to Manufacture INTEGRILIN Products in the Transferring Territory retained by Schering shall be limited to permit Schering or its designated Affiliates to make or have made INTEGRILIN Products at facilities located in the Transferring Territory solely for distribution, use and/or sale by or on behalf of Schering, its Affiliates or permitted sublicensees pursuant to the Collaboration Agreement in countries that are outside the Transferring Territory;

         (iii) the non-exclusive licenses to use the Schering Know-how granted by Schering to Millennium under Section 11.5 of the Collaboration Agreement shall be exclusive even as to Schering solely with respect to Commercializing INTEGRILIN Products in the relevant country or countries or in the Transferring Territory, as applicable; and

         (iv) the non-exclusive licenses to use the Schering Know-how granted by Schering to Millennium under Section 11.5 of the Collaboration Agreement with respect to Manufacturing INTEGRILIN Products shall be exclusive (except as to Schering) solely with respect to Manufacturing INTEGRILIN Products in or for the relevant country or countries or in or for the Transferring Territory, as applicable; PROVIDED, HOWEVER, upon Schering's receipt of the Country Approval Notice from Millennium pursuant to Section 5.5 of this Agreement or Final Approval Notice pursuant to Section 11.10(d) (whichever occurs first), the rights to Manufacture INTEGRILIN Products in the Transferring Territory retained by Schering shall be limited to enabling Schering or its designated Affiliates to perform its Manufacturing obligations under this Agreement, and/or to permit Schering or its designated Affiliates to make or have made INTEGRILIN Products at facilities located in the Transferring Territory solely for distribution, use and/or sale by or on behalf of Schering, its Affiliates or permitted sublicensees pursuant to the Collaboration Agreement in countries that are outside the Transferring Territory.

             (b) The licenses described in Sections 4.2(a) shall be sublicensable by Millennium.

             (c) Schering shall, upon request, promptly make available to Millennium all Schering Know-how for which a license to Millennium is granted or continued under Section 4.2(a) of this Agreement or under the Collaboration Agreement.

             (d) The licenses to use Schering Know-how described in Sections 4.2(a)(iii) and 4.2(a)(iv) shall continue in effect for a period of ten (10) years from the Effective Date. At any time prior to or upon the conclusion of such ten-year period, Millennium may elect to extend these licenses for an additional ten (10) year period by written notice to Schering accompanied with payment of a [**] dollar ($[**]) license extension fee. Effective on the 20th anniversary of the Effective Date (or the 10th anniversary of the Effective Date if Millennium does not extend such licenses), such licenses shall convert to non-exclusive, perpetual licenses.

     Section 4.3 Certain Copyrights and Trademarks.

     Effective as of the first to occur of: (a) the Closing Date; (b) [**]; or
(c) [**] described in Section 2.6(c) of this Agreement, Schering grants to Millennium and the New Commercial Licensee an exclusive, perpetual, royalty-free, sublicensable license under Schering's copyrights in all Marketing Materials solely for use in Commercializing INTEGRILIN Products in the Transferring Territory in accordance with Regulatory Approvals and applicable Laws; provided, however that on a country-by-country basis until the earlier of the relevant Country Approval Notice, Final Approval Notice or the expiration of the Transition Period, such license shall be solely for use of the Marketing Materials pursuant to and in accordance with Sections 8.1 and 3.2(d). The term "Marketing Materials" shall mean all product specific promotional materials, educational materials, product labeling, product inserts and product packaging used by Schering or approved by Schering pursuant to Section 3.2(d) in Commercializing INTEGRILIN Products in the Transferring Territory, including all of Schering's sales force training materials specific for INTEGRILIN. For purposes of clarity, the Parties acknowledge that the copyright license granted under this Section 4.3 includes the non-exclusive, non-sublicensable limited right to use any of Schering's Marks only if and to the extent the Marketing Materials display such Marks and solely for internal use by Millennium and the New Commercial Licensee and/or as necessary to co-promote the INTEGRILIN Products under Section 8.1. No other right or license to use any of Schering's Marks is granted or conveyed hereunder, either expressly or by implication.

     Section 4.4 Scope of Schering Activities.

     This Section 4.4 shall be effective as of the first to occur of: (a) notice that New Commercial Licensee will fill orders for INTEGRILIN Products directly, such notice to be issued on a country-by-country basis no later than the earlier of the date of the relevant Country Approval Notice or Final Approval Notice;
(b) [**]; or (c) [**] described in Section 2.6(c) of this Agreement. Except as expressly provided in this Agreement, during such time and in such jurisdictions where there are Patents within Millennium's Control covering INTEGRILIN Product, Schering shall not actively solicit orders from any prospective purchaser for the Transferring Territory, nor accept nor fulfill orders derived for the Transferring Territory, nor deliver or tender (or cause to be delivered or tendered) any INTEGRILIN Product to any purchaser in the Transferring Territory. If Schering receives any order from a prospective purchaser in the Transferring Territory, whether solicited or not, Schering shall promptly refer that order to the New Commercial Licensee. Schering shall not sell INTEGRILIN Products to a purchaser if, at the time of such sale, Schering knows or has reason to believe that such purchaser intends to export those INTEGRILIN Products into the Transferring Territory, but shall promptly refer such purchaser to the New Commercial Licensee or Millennium.

     Section 4.5 Management of Certain Intellectual Property.

             (a) Each of Schering and Millennium shall continue to be responsible for the prosecution and maintenance of Patents on or after the Closing Date for which it was responsible under Article 12 of the Collaboration Agreement prior to the Closing Date. For clarity, the provisions of Section 12.2 and 12.4 (as applicable) of the Collaboration Agreement shall not apply if, on or after the Closing Date, a Third Party asserts that a patent or other right owned by it is infringed by the manufacture, use or sale of INTEGRILIN Products on or after the Closing Date in a country in the Transferring Territory. Notwithstanding anything in the Collaboration Agreement to the contrary, effective as of the Closing Date, Millennium shall be solely responsible for any Patent Costs incurred by it or its Affiliates in connection with the prosecution and maintenance of Patents in the Transferring Territory and shall not be entitled to include any such Patent Costs as Allowable Expenses under the Collaboration Agreement.

             (b) Notwithstanding Section 12.10 of the Collaboration Agreement, as of the first to occur of: (a) the Closing Date; (b) [**]; or (c) [**] described in Section 2.6(c) of this Agreement, Millennium (and not Schering) will be responsible for filing and prosecuting the Trademarks in the Transferring Territory, Millennium shall be deemed to be the prosecuting party for the Trademarks in the Transferring Territory for purposes of Section 12.11 of the Collaboration Agreement, and Millennium shall be solely responsible for all costs associated with the Trademarks in the Transferring Territory and
Section 12.12 of the Collaboration Agreement shall not apply. Schering will at such time promptly transfer to counsel selected by Millennium copies of all documents, records and files concerning the registration or use of the Trademarks in the Transferring Territory and shall execute any assignments or other documents necessary to transfer the Trademarks in the Territory to Millennium. Schering agrees, upon request, to provide Millennium reasonable access to Schering's in-house trademark counsel as necessary to address inquiries relating to past prosecution of the Trademark portfolio.

                                   ARTICLE V

                    TRANSFER OF RESPONSIBILITIES BY SCHERING

     Section 5.1 Transfer of Regulatory Approvals.

             (a) Promptly after the Closing Date (and in any event within five (5) business days after receiving written notice from Millennium under
Section 3.1 of this Agreement) Schering shall provide each of Millennium and the New Commercial Licensee with appropriate documentation to grant each of them the right to access and cross-reference any applicable drug master file for the active pharmaceutical ingredient in the INTEGRILIN Products in each country in the Transferring Territory where Schering holds a Regulatory Approval, in the format required by the applicable Regulatory Authority, to enable each of Millennium and the New Commercial Licensee to perform each of their respective obligations under the New Commercial Agreement.

             (b) During the Transition Period, Schering, Millennium and the New Commercial Licensee shall coordinate the Transfer of all Regulatory Approvals of INTEGRILIN Products in the Transferring Territory to the New Commercial Licensee, including, without limitation, the current [**] for the Transferring Territory. For purposes of clarity, it is anticipated that meetings with the Regulatory Authorities pursuant to Section 3.2(c) will include discussions with, and agreement of, the Regulatory Authorities concerning the Transfer review process and timing of such review process and approval of the various filings, and that such meetings will take place ahead of initiating the Transfer. Each of Schering and Millennium shall use, and Millennium shall procure that the New Commercial Licensee uses, commercially reasonable efforts to complete the Transfer of Regulatory Approvals for INTEGRILIN Products in each country in the Transferring Territory where Schering holds such Regulatory Approvals as soon as practicable after the Closing Date. The Parties acknowledge and agree that Millennium or New Commercial Licensee, as applicable, will have final decision making with regard to the plans, actions, filings and timing thereof required to complete the Transfer subject to the requirement that such decisions shall not delay the Marketing Authorization Transfer filings for the Territory [**] beyond the Closing Date. Commercially reasonable efforts by Schering pursuant to this Section 5.1(b) shall include, without limitation, promptly performing any actions reasonably necessary to effect the Transfer of all Regulatory Approvals existing as of the Effective Date in the Transferring Territory to Millennium or the New Commercial Licensee pursuant to this 5.1(b) in order to ensure that the Transfer of such Regulatory Approvals will be completed during the Transition Period.

             (c) Upon written notice from New Commercial Licensee or Millennium, as applicable, Schering will promptly notify all customers in writing that New Commercial Licensee will be assuming the marketing rights to the INTEGRILIN Products in the Transferring Territory. New Commercial Licensee will [**] prior to Schering sending the notice to customers. Schering will [**] in connection with such notice.

     Section 5.2 Transfer of Documents.

             (a) During the Transition Period, Schering shall, in accordance with Section 5.2(c), arrange for the transfer to Millennium and the New Commercial Licensee of copies (or if necessary originals) of any and all information, documents and records which are in Schering's possession related to the Development, Manufacture and Commercialization of INTEGRILIN Products in or for the Transferring Territory that are necessary to achieve the Transfer of all Regulatory Approvals for INTEGRILIN Products in the Transferring Territory, and/or which were not previously provided to Millennium or the New Commercial Licensee pursuant to Section 2.2 and are reasonably necessary to enable Millennium or the New Commercial Licensee to successfully Develop, Manufacture and Commercialize INTEGRILIN Products in the Transferring Territory. Schering's obligation under this Section 5.2 shall include, without limitation, the following:

         (i) all governmental or regulatory correspondence (with all attachments) including the MAA, International Regulatory file ("IRF"), all labeling and CMC variations and assessment reports, conversation logs, filings and approvals (including all Regulatory Approvals, all withdrawals or rejections of applications for Regulatory Approvals and all pricing and reimbursement approvals) concerning the Development, Manufacture and/or Commercialization of INTEGRILIN Products in the Transferring Territory;

         (ii) subject to the terms and conditions of Article 6 of this Agreement, copies of all data, reports and records (including all pre-clinical and clinical data concerning INTEGRILIN Products) in Schering's control which are contained in the health registration dossiers for, or otherwise used in support of, the Regulatory Approvals for INTEGRILIN Products in the Transferring Territory;

         (iii) with regard to each country within the Transferring Territory, electronic and paper copies in all official languages of such country of product labeling, product packaging and product inserts used by Schering in Commercializing INTEGRILIN Products in such country, as well as copies of the product packaging for INTEGRILIN Products in such country;

         (iv) [**] in the Transferring Territory [**] pharmaceutical products, including contact information;

         (v)      [**] INTEGRILIN Products in the Transferring Territory, [**];

         (vi)     [**]

         (vii) information related to the marketing of the INTEGRILIN Products in the Key Countries, including, the most recent marketing plan for the INTEGRILIN Products, customer market research for the INTEGRILIN Products, sales force training materials, sales force alignment and sizing information, sales data related to the launch of the INTEGRILIN Products, and sales operations plans for each such country, in each case to the extent that such information was created by Schering or otherwise is in Schering's possession;

         (viii) copies of any other documents or records in Schering's control which were provided to Schering by Millennium and contain Confidential Information of Millennium specifically related to the Development, Manufacture or Commercialization of INTEGRILIN Products in or for the Transferring Territory; and

         (ix) copies of all marketing and promotional materials, as well as educational materials, used by Schering in the Key Countries in connection with the INTEGRILIN Products in the twelve months (12) immediately preceding the Effective Date.

             (b) Schering may retain copies and/or originals of all documents and records described in Section 5.2(a) for archival purposes and, except for Confidential Information contained in documents and records described in Section 5.2(a)(viii) and information described in Sections 5.2(a)(v) and 5.2(a)(vi), shall have the right to use the information contained in all such documents and records in connection with the Development, Manufacture and Commercialization of INTEGRILIN Products in countries outside the Transferring Territory under the terms of the Collaboration Agreement.

             (c) Schering and Millennium (to the extent Millennium facilitates the transfer of relevant information and materials between Schering and New Commercial Licensee) shall each use commercially reasonable efforts to complete the transfer of documentation pursuant to Section 5.2(a) within fifteen
(15) days after the later of the Closing Date or the date on which Millennium notifies Schering in writing that the Closing Date has occurred and provides Schering with the identity and relevant contact information for the New Commercial Licensee.

             (d) Schering shall provide written notice to Millennium when it has completed all of the activities noted in the obligations as set forth in
Section 5.2.

     Section 5.3 Effects of Transfer of Regulatory Approvals.

     Except as may be agreed by the Parties with respect to adverse event reporting under Section 3.3 and except as otherwise expressly provided by this Agreement, upon the Transfer of all Regulatory Approvals for INTEGRILIN Products in a given country in the Transferring Territory, Schering shall have no obligations, responsibility or authority whatsoever under this Agreement or the Collaboration Agreement for any matters related to obtaining or maintaining Regulatory Approvals for INTEGRILIN Products in such country, including without limitation for communications or other interactions with Regulatory Authorities in such country with respect to INTEGRILIN Products.

     Any and all obligations in the Collaboration Agreement or this Agreement for Schering to use Diligent Efforts, commercially reasonable efforts, or to otherwise exploit any of the licenses referred to in Section 4.1 of this Agreement shall terminate on a country by country basis upon Schering's receipt from Millennium or New Commercial Licensee of the relevant Country Approval Notice.

             (a) During the Transition Period, Schering shall, upon request, make its personnel and other resources reasonably available to Millennium and the New Commercial Licensee as necessary to effect an orderly and timely transfer of all responsibilities and obligations for the Development and Commercialization of INTEGRILIN Products in or for the Transferring Territory;

             (b) During the Transition Period, Schering shall, upon request, make its personnel and other resources reasonably available to Millennium and the New Commercial Licensee as necessary to effect an orderly and timely transfer of all responsibilities and obligations for Manufacturing of INTEGRILIN Products for the Transferring Territory;

             (c) During the Transition Period, Schering (or its designated Affiliates) shall continue to supply and Manufacture INTEGRILIN Products for distribution and sale in the Transferring Territory from its existing inventory of INTEGRILIN Products available for sale in the Transferring Territory as of the Effective Date (the "Existing Inventory"), subject to notification from Millennium or New Commercial Licensee pursuant to Section 4.4 hereof. Except for the packaging, labeling, testing or other Manufacturing related activities necessary to place the Existing Inventory in proper condition for distribution and sale in the Transferring Territory during the Transition Period, effective as of the Effective Date [**] INTEGRILIN Products [**]. Upon notice from Millennium or New Commercial Licensee pursuant to Section 4.4, and in no event later than the end of the Transition Period, Schering shall stop filling orders or otherwise supplying INTEGRILIN Products to customers in the Transferring Territory. In addition, effective upon receipt of such notice, Schering shall not be obligated to accept, or otherwise be liable for, any returns of INTEGRILIN Products previously distributed and sold by Schering in the Transferring Territory other than returns of damaged or expired product. Schering's obligations under this Section 5.3(c) shall remain in effect during the Transition Period to enable Millennium and the New Commercial Licensee (or a Third Party under subcontract with Millennium or the New Commercial Licensee) to obtain the necessary Regulatory Approvals for [**] INTEGRILIN Products;

             (d)     Schering shall continue the cooperation described in
Section 2.2, if and to the extent reasonably requested by Millennium or New Commercial Licensee, for up to [**] following its receipt of the Final Approval Notice as set forth in Section 11.10 (d) of this Agreement to enable Millennium or the New Commercial Licensee to Develop, Manufacture and/or Commercialize the INTEGRILIN Products in or for the Transferring Territory (provided that such period shall be extended due to delays caused by or otherwise directly attributable to the failure of Schering to meet its obligations under this Agreement). Schering shall reasonably comply with any request by Millennium or New Commercial Licensee for additional assistance after the expiration of such [**] period (including as it may be extended) if and to the extent necessary to enable Millennium and/or the New Commercial Licensee to respond to specific requests for information related to INTEGRILIN Products from applicable Regulatory Authorities; and

             (e) Schering shall execute all documents and take all such further actions, whether on behalf of Schering, Millennium or the New Commercial Licensee, as may be reasonably requested by Millennium in order to enable Millennium and/or the New Commercial Licensee to Develop, Manufacture and/or Commercialize the INTEGRILIN Products in the Transferring Territory.

     Section 5.4 Costs.

     The costs of taking the actions required to Transfer the Regulatory Approvals in the Transferring Territory pursuant to this Article V, including the creation and submission of regulatory reports relating to these activities, whether on behalf of Schering, Millennium or the New Commercial Licensee, shall be borne by Schering and shall not be treated as Allowable Expenses under the Collaboration Agreement. However, Schering's obligations under this Section 5.4 shall be subject to the provisions of Section 2.2(c) of this Agreement. In addition, [**] by this Agreement [**] by this Agreement.

     Section 5.5 Country Approval Notice.

     Millennium or its New Commercial Licensee shall provide prompt written notice to Schering when all necessary Regulatory Approvals to Commercialize and/or Manufacture, as applicable, INTEGRILIN Products in a specified country in the Transferring Territory have been obtained and are valid and effective ("Country Approval Notice"). Each Country Approval Notice shall clearly indicate the relevant country or countries and whether such notice applies to either or both of Commercializing and Manufacturing in each specified country.

     Section 5.6 Delay in Transfer of Regulatory Approvals

     In the event that the Transfer of one or more Regulatory Approvals existing in the Transferring Territory as of the Effective Date is not completed in one or more countries in the Transferring Territory prior to [**] or the period provided for in Section 2.6(c), as applicable, [**], then the Parties will continue to commercialize the INTEGRILIN Products in such country(ies) as provided in Sections 3.2, 3.4(a)(i), 3.4(a)(ii), 5.3(c), and those provisions together with Sections 9.2 and 11.2 shall remain in effect as if the Transition Period had not expired, until such time as the Transfer of such Regulatory Approvals is completed.

                                   ARTICLE VI

                                 CONFIDENTIALITY

     Section 6.1 Disclosure of this Agreement.

     The existence and terms of this Agreement shall be treated by each Party as Confidential Information of the other Party under Section 13.1 of the Collaboration Agreement. The foregoing notwithstanding, the Parties agree that
(i) Millennium may disclose the existence of this Agreement and/or the non-financial terms of this Agreement to any potential New Commercial Licensee as necessary or reasonably desirable in connection with the negotiation and completion of the New Commercial Agreement, and/or to Third Parties as reasonably necessary in connection with the performance of its obligations under this Agreement, and (ii) Schering may disclose the existence of this Agreement and/or the non-financial terms of this Agreement to Third Parties as reasonable necessary in connection with the performance of its obligations under this Agreement.

     The Parties agree that the first public announcement of this Agreement will be made by the Parties on or promptly after the Closing Date and will incorporate the language substantially in the text set forth on EXHIBIT A. The Parties agree that, following or concurrently with such announcement, Millennium and the New Commercial Licensee may make additional disclosures related to the New Commercial Agreement containing all or part of the information set forth in EXHIBIT A without requiring Schering's consent. Neither Party shall make any other publication, news release or other public announcement relating to the execution of this Agreement, or to the performance of the Parties under this Agreement or the Collaboration Agreement as applied to the Transferring Territory, without obtaining the other Party's prior written consent. Millennium may make other publications, news releases or other public announcements relating to such subjects without Schering's prior consent, provided that, except as to disclosures to the New Commercial Licensee or its Affiliates, such publication, news release or other public announcements do not disclose any Confidential Information, or other non-public information related to such subjects, that has not been previously publicly disclosed in accordance with the foregoing.

     The foregoing notwithstanding, if either Party is required (as reasonably determined by its legal counsel) by regulation, law or legal process, including without limitation by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States or of any stock exchange or Nasdaq, to disclose the existence of this Agreement and/or any information related to the terms and conditions of this Agreement, such Party shall provide prior written notice of such intended disclosure to the other Party, which notice shall include a copy of the proposed disclosure. Upon receipt of such notice, the other Party shall have a reasonable period to review and comment on the proposed disclosure (not to exceed five (5) business days), and the Party required to disclose shall in good faith consider any changes or modifications to the proposed disclosure requested by the other Party. In the event that the legal requirements compelling such disclosure will not reasonably allow for a review period of five (5) business days, the notice provided by the Party required to disclose shall specify a shorter period for review (of not less than one (1) business day) necessary under such circumstances. The Party legally required to disclose shall use commercially reasonable efforts to obtain confidential treatment (to the extent available) of the Confidential Information proposed to be disclosed, and shall disclose only such Confidential Information of the other Party as is required to be disclosed in order to comply. In addition, either Party may disclose to bona fide potential investors, lenders and acquirors/acquirees, and to such Party's consultants and advisors, the existence and terms of this Agreement only if and to the extent necessary in connection with a proposed equity or debt financing of such Party, or a proposed acquisition, merger or other similar business combination, so long as such recipients are bound in writing to maintain the confidentiality of such information on terms at least as stringent as those set forth in Section 13.1 of the Collaboration Agreement.

     Section 6.2 Disclosure of Other Information.

     The Parties agree that Millennium may disclose to any potential New Commercial Licensee any information and documents within its possession or control concerning the Development, Commercialization and Manufacture of INTEGRILIN Products in or for the Transferring Territory, including without limitation those which contain Millennium and/or Schering Confidential Information; provided that Millennium has first entered into a confidentiality agreement with such potential New Commercial Licensee. Any such confidentiality agreement shall obligate the potential New Commercial Licensee to treat all such information and documents as confidential, not to disclose the information and documents to any Third Party (other than its agents or advisors who are bound by similar confidentiality obligations), and to use the information and documents solely for the purpose of evaluating its interest in entering into a New Commercial Agreement. The duration of the confidentiality and non-use obligations under such confidentiality agreement shall be for a reasonable and customary period of time (in no case less than a period of five (5) years) to be agreed upon by Millennium and the potential New Commercial Licensee.

                                  ARTICLE VII

                              CLINICAL DEVELOPMENT

     Section 7.1 Clinical Development During the Negotiation Period.

     Schering will provide Millennium with all information reasonably requested by Millennium regarding any ongoing clinical studies, investigator initiated studies, observational studies and product safety registries for INTEGRILIN Products in the Transferring Territory (collectively, the "Ongoing Development Activities") for Millennium's and New Commercial Licensee's review. Except as may otherwise be agreed by the Parties in writing, during the Negotiation Period, Schering shall continue to conduct any Ongoing Development Activities in accordance with the Collaboration Agreement and the protocols and budgets approved by the JSC. As of the Effective Date, Schering has notified Millennium of all Ongoing Development Activities as set forth on EXHIBIT C attached hereto, has confirmed that there are no other Development activities for INTEGRILIN Products in the Transferring Territory other than the Ongoing Development Activities, and has provided to Millennium copies of budgets, protocols, and other information and documents reasonably necessary for Millennium to assess and understand the Ongoing Development Activities for purposes of this Article
VII. Schering agrees to continue to keep Millennium fully informed of the status, progress and results of such Ongoing Development Activities.

     Section 7.2 Clinical Development During the Transition Period.

     Schering and Millennium shall [**] promptly following the Transfer of Regulatory Approvals on a country by country basis [**] of the Ongoing Development Activities in the Transferring Territory. Alternatively, the Parties may agree [**] in the Transferring Territory, [**].

     Section 7.3 Payment by the New Commercial Licensee of Development Costs.

             (a) Effective as of the agreement to transfer of all responsibility for the continued performance of the Ongoing Development Activities to Millennium or the New Commercial Licensee, as applicable, as set forth in Section 7.2, Millennium or the New Commercial Licensee, as applicable, shall assume full responsibility for Schering's share of the financial responsibility (as determined pursuant to the Collaboration Agreement), in accordance with the payment schedule and budget set forth under the relevant development agreements, for all such Ongoing Development Activities in and for the relevant country in the Transferring Territory, except for (i) those which the Parties agree to [**] under Section 7.2, and (ii) the [**]. Schering shall [**] under such development agreements for activities performed [**] to Millennium or New Commercial Licensee, as applicable, and [**] any Ongoing Development Activities in accordance with Section 7.2; PROVIDED, HOWEVER, that Schering's rights and obligations with respect to [**] shall be governed by the terms and conditions of the Collaboration Agreement, including, without limitation, [**], as appropriate.

             (b) Effective as of the Closing Date, Millennium and the New Commercial Licensee shall be solely responsible for the costs of any new clinical studies (including, without limitation, any phase IV studies, investigator initiated studies, observational studies and product safety registries) or other Development activities to be undertaken on or after the Closing Date for INTEGRILIN Products solely in and for the Transferring Territory. Millennium shall not be entitled to treat any costs or expenses related to such clinical studies or other Development activities as Allowable Expenses or Development Costs under the Collaboration Agreement.

             (c) If Schering and Millennium intend to undertake one or more new clinical studies or other JSC approved Development activities in or for countries outside of the Transferring Territory (including, without limitation, any global clinical studies), Millennium shall have the right to request that the JSC agree to expand the scope of such Development activities to include clinical activities relevant to the Transferring Territory and/or to make the data and results of such clinical studies and Development activities available to the New Commercial Licensee for use in the Transferring Territory, including without limitation, for use to support new or expanded indications or other labeling changes for INTEGRILIN Products in the Transferring Territory. Schering and the JSC shall not unreasonably reject any such request by Millennium to expand the scope of such Development activities, and shall not reject any such request by Millennium to make the data and results of such clinical studies and Development activities available to the New Commercial Licensee for use in the Transferring Territory; provided that [**] Schering and Millennium [**] Schering and Millennium [**] INTEGRILIN Products [**] in the Transferring Territory. The New Commercial Licensee shall have no right to access or use the data and results of any such clinical studies or other Development activities in or for the Transferring Territory [**], except (i) as specifically necessary to comply with adverse event reporting obligations in the Transferring Territory, and/or
(ii) to the extent required in order to comply with a specific written request for such data and results by a regulatory authority in the Transferring Territory; and PROVIDED, HOWEVER, that such exceptions shall not to be construed as permitting New Commercial Licensee to use such data and results to support new or expanded indications or other labeling changes for INTEGRILIN Products in the Transferring Territory.

             (d) Notwithstanding any provision in this Section 7.3 to the contrary, at any time after the availability of final data and results of clinical studies and Development activities described in Section 7.3(c) for which the New Commercial Licensee did not pay, the New Commercial Licensee may obtain the right to access and use such data and results (including without limitation to support new or expanded indications or other labeling changes for INTEGRILIN Products) in the Transferring Territory upon a one-time payment to Schering and Millennium (to be allocated in accordance with the Collaboration Agreement and any JSC determinations) by the New Commercial Licensee of [**]% of the amount that it would have been required to pay under Section 7.3(c), it being understood [**] by Millennium and Schering.

                                  ARTICLE VIII

              TRANSFERS TO NEW COMMERCIAL LICENSEE; EXPENSE SHARING

     Section 8.1 Transfers to the New Commercial Licensee.

             (a) On or as soon as practicable after the Closing Date (and in no event more than three (3) months after the Closing Date), Millennium shall in writing request and Schering shall (as directed by Millennium in such request) appoint Millennium or the New Commercial Licensee as the exclusive co-promoter for the marketing and promotion (but not the sale) of INTEGRILIN Products in and for the Transferring Territory, such co-promotion to be in accordance with the terms of the appropriate Regulatory Approval and applicable Laws. In accordance with Section 4.1 hereof, the co-promotion rights of Schering and the appointment by Schering of the New Commercial Licensee as co-promoter pursuant to this
Section 8.1 will expire on a country-by-country basis on the first to occur of receipt of either the Country Approval Notice or Final Approval Notice.

             (b) During the Negotiation Period, Schering shall identify to Millennium in writing any and all contracts it has entered into with Third Parties for the Manufacture or Commercialization of INTEGRILIN Products in one or more countries in the Transferring Territory that can be reasonably assigned or transferred to the New Commercial Licensee (the "Assignable Contracts"), and shall arrange to provide copies of all Assignable Contracts to Millennium. On or promptly after the Closing Date, Millennium or the New Commercial Licensee shall notify Schering in writing of those Assignable Contracts which Millennium or the New Commercial Licensee wishes Schering to assign. Schering shall promptly thereafter assign to Millennium or the New Commercial Licensee, and Millennium or the New Commercial Licensee shall assume all of Schering's rights and obligations under, all of the Assignable Contracts so identified.

             (c) On or promptly after the Closing Date, Schering shall provide Millennium with a brief summary of any contracts other than Assignable Contracts that it has entered into with Third Parties for the Manufacture, distribution, marketing, promotion and/or sale of INTEGRILIN Products in one or more countries in the Transferring Territory. Such summary shall provide a brief description of the nature of the services related to INTEGRILIN Products being provided under the contract. In addition, with respect to any such contracts related to the purchase and sale of INTEGRILIN Products in the Transferring Territory, Schering shall, upon request, provide a summary of any provisions relating to [**] as they relate to INTEGRILIN Products. Upon receipt of written notice from Millennium or New Commercial Licensee, as applicable, Schering shall promptly terminate all of its Third Party contracts that are not Assignable Contracts, or shall amend such Third Party contracts so that they no longer relate to INTEGRILIN Products in the Transferring Territory. Any Liabilities arising in connection with the performance, amendment or termination of such Third Party contracts, including, but not limited to, termination or modification fees, shall be treated as Carry-Forward Liabilities.

     Section 8.2 Manufacturing Expense Sharing.

     Prior to the Effective Date, the Parties have agreed to undertake certain activities to support the manufacture of INTEGRILIN Products for the Transferring Territory, for which Schering shall reimburse Millennium, including but not limited to activities [**]. The Parties agree to share costs arising from such activities as determined by the Joint Steering Committee.

                                   ARTICLE IX

                              FINANCIAL PROVISIONS

     Section 9.1 Payment.

             (a) Subject to Section 9.1(b), Millennium shall make one (1) license fee payment of [**] dollars (USD $[**]) [**] the New Commercial Licensee; provided, however, that no such license fee payment shall be paid or payable by Millennium to Schering pursuant to this Section 9.1(a) if:

                     (i) the submission by Schering of all documentation required to be submitted by Schering to the Regulatory Authorities [**] to the New Commercial Licensee does not occur before [**]; (the "Submission Date"); provided, however, that in the event that such submission occurs after [**] as a result of [**], as applicable, pursuant to Section 5.1(b), the Submission Date shall be [**] an amount of time equivalent to the period [**], but in no event shall the Submission Date be [**] the Closing Date;

                     (ii) the Regulatory Approvals for INTEGRILIN Products existing as of the Effective Date in the Transferring Territory are [**] applicable product specifications, cGMP requirements or Regulatory Approvals; or

                     (iii) [**] on or before [**].

             (b) If at any time prior to the [**] distribution and commercial sale in the Transferring Territory [**] product specifications, cGMP requirements or Regulatory Approvals, then the license fee set forth in
Section 9.1(a) shall be [**] INTEGRILIN Products. Such [**] Existing Inventory that is [**], as follows:

                     $[**] Y/X

                     where X =   [**]

                           Y =   [**] Existing Inventory [**].

Thus, for example, if [**] of the Existing Inventory [**], then the license fee would be equal to [**] dollars ($[**]), i.e.,

                     $[**]

In the event of any disagreement between Schering and Millennium over the [**] Existing Inventory [**], Millennium shall have the right to audit Schering's relevant books and records related to the Existing Inventory. The Parties acknowledge that under no circumstances will the license fee payable under
Section 9.1 ever be greater than $[**].

             (c) Schering shall be entitled to send Millennium an invoice for the license fee payment set forth in Section 9.1(a) upon the receipt of written notice by Millennium that such transfer of the Central Marketing Authorization to the New Commercial Licensee is in full force and effect. Such invoice shall be payable by Millennium within [**] of receipt from Schering.

     Section 9.2 Royalties Payable to Schering.

             (a) Millennium shall make royalty payments to Schering on annual SP-Royalty Sales of INTEGRILIN Products in the Transferring Territory by Millennium, its New Commercial Licensee or their respective Affiliates to unrelated third parties in excess of [**] dollars ($[**]) in the aggregate during each full or partial calendar year after [**] (the "Annual Sales Threshold"). The term "SP-Royalty Sales" shall mean the [**] INTEGRILIN Product [**] the Collaboration Agreement. In addition, SP-Royalty Sales shall [**] INTEGRILIN Products and, to the extent [**]. SP-Royalty Sales of INTEGRILIN Products in the Transferring Territory that are [**] INTEGRILIN will be determined in the same manner [**] the Collaboration Agreement for Royalty-Bearing Products which are combination products. Royalties under this
Section 9.2 shall be determined on a country-by-country basis for countries in the Transferring Territory, and shall be equal to [**]: (i) [**] percent ([**]%) of any royalty payments received by Millennium from the New Commercial Licensee under the New Commercial Agreement as a result of sales of INTEGRILIN Products in the country or countries in the Transferring Territory that represent sales during the immediately preceding full or partial calendar year in excess of the Annual Sales Threshold; or (ii) [**] percent ([**]%) of SP-Royalty Sales (as defined below) of INTEGRILIN Products in such country or countries in the Transferring Territory that represent sales during the immediately preceding full or partial calendar year in excess of the Annual Sales Threshold. In the event that [**], and the Regulatory Approvals in the Transferring Territory are transferred to Millennium pursuant to Section 2.6(c), then the royalty payable under this Section 9.2(a) shall be determined solely on the basis of (ii) above for annual SP-Royalty Sales in excess of [**] dollars ($[**]), until such time thereafter as Millennium and a New Commercial Licensee execute a New
Commercial Agreement.

             (b) Royalty payments under Section 9.2(a) shall be made to Schering or its designee within [**] following the end of each year for which royalties are due. Each royalty payment shall be accompanied by a statement summarizing the SP-Royalty Sales during the relevant year. To the extent such royalties accrue in countries where the currency is blocked, royalty payments due hereunder shall be paid promptly following the removal of relevant currency restrictions.

             (c)     Millennium's obligation to pay royalties under this Section
9.2 shall expire on a country-by-country basis on the last to expire Patent in such country which is owned or controlled by Millennium or Schering and [**] the INTEGRILIN Products, but no later than [**]; PROVIDED, HOWEVER, that [**] that are discovered after the Effective Date shall be excluded in determining the duration of Millennium's royalty obligations under this Section 9.2.

             (d) For the purpose of computing the Royalty-Bearing Sales for INTEGRILIN sold in a currency other than United States dollars, such currency shall be converted into United States dollars at a rate calculated using the New Commercial Licensee's ([**]) customary and usual procedures for currency conversion for a given time period; PROVIDED that such procedures utilize the currency exchange spot rates certified by the Federal Reserve Bank or the currency exchange rates published in the Wall Street Journal (New York edition) or another internationally recognized financial publication agreed to by the Parties. Millennium shall require the New Commercial Licensee to provide Millennium prompt written notice of any changes to such procedures, which Millennium shall then promptly provide to Schering.

             (e) The terms of Sections 9.10, 9.15 and 9.18 of the Collaboration Agreement shall apply to the royalty payment obligations set forth in this Section 9.2.

             (f) No royalties shall be payable during periods in which Schering is in material breach of this Agreement.

             (g) The terms and conditions of this Section 9.2 shall supersede and replace the terms of Section 9.8 of the Collaboration Agreement with respect to all countries in the Transferring Territory.

                                   ARTICLE X

                REPRESENTATIONS AND WARRANTIES; CERTAIN COVENANTS

     Section 10.1 Exclusivity Covenant.

             (a) During the Negotiation Period and the Transition Period, neither Schering nor its Affiliates shall Commercialize any Competing Product in the Field, directly or indirectly, in the Transferring Territory. For purposes of clarity, nothing in this Section 10.1 is intended to restrict Schering or its Affiliates, alone or in collaboration with a Third Party, from undertaking research or Development activities with respect to Competing Products. "Competing Product" means [**]. "Field" means [**].

             (b) Without limiting the application of Section 10.1(a), no royalties shall be payable under Article IX in periods in which [**], directly or indirectly, in the Transferring Territory.

     Section 10.2 Consents.

     Schering represents and warrants to Millennium that all necessary consents, approvals (including pricing and reimbursement approvals) and authorizations of all regulatory authorities that have been obtained by Schering or its Affiliates as of the Effective Date in order to Develop, Manufacture and Commercialize INTEGRILIN Products in the Transferring Territory pursuant to the Collaboration Agreement are in full force and effect. Schering represents and warrants to Millennium that as of the Effective Date it has no knowledge of any plan by any regulatory authority to withdraw or challenge any issued Regulatory Approval for the INTEGRILIN Products in the Transferring Territory.

     Section 10.3 No Violation of Law and No Breach of Contract.

             (a) Schering represents and warrants to Millennium that as of the Effective Date the Development, Manufacture and Commercialization of INTEGRILIN Products in the Transferring Territory by Schering and its Affiliates is being performed in compliance with all applicable laws, rules and regulations.

             (b) Schering represents and warrants to Millennium that as of the Effective Date it is not in breach or default of any of its contractual obligations under the Collaboration Agreement.

             (c) Schering represents and warrants to Millennium that as of the Effective Date it is not in breach or default of any of its contractual obligations under any Third Party contract related to the Development, Manufacture or Commercialization of INTEGRILIN Products in or for the Transferring Territory.

     Section 10.4 Sales Representatives' Compliance.

     Schering covenants to Millennium that during the Negotiation Period and the Transition Period it shall ensure that the marketing and promotion of INTEGRILIN Products in the Transferring Territory by its sales representatives will be conducted in accordance with all applicable laws, rules and regulations and in a manner consistent with the current applicable package insert of prescribing information approved for INTEGRILIN Products in the Transferring Territory.

     Section 10.5 Sales of INTEGRILIN Products.

     Schering hereby represents and warrants to Millennium that sales (in units) of the INTEGRILIN Products sold by Schering in the Transferring Territory during the [**] period immediately prior to the Effective Date (such period [**]) are [**] the INTEGRILIN Products [**] period immediately preceding [**]. As used in this Section 10.5, the term [**] shall mean [**] in one or more countries in the Transferring Territory of more than [**] during the [**] as compared to the [**] in the same country or countries (as applicable) during the [**] period [**].

     Section 10.6 Intellectual Property and Documentation.

     Schering represents and warrants to Millennium that, as of the Effective
Date:

             (a) There are [**] in the Transferring Territory owned by Schering or its Affiliates [**] INTEGRILIN or INTEGRILIN Products.

             (b) Schering has not granted any license to any Third Party under any of the Trademarks, Patent Rights or Know-how concerning (i) the Development or Commercialization of INTEGRILIN in and for the Transferring Territory, or (ii) the Manufacture of INTEGRILIN for such Development and Commercialization, and Schering has the authority and the ability to sublicense such Trademarks, Patent Rights or Know-how to Millennium and the New Commercial Licensee as provided in this Agreement.

             (c) EXHIBIT B attached hereto is an accurate and complete list of all Trademark applications and registrations that are directed to the name "INTEGRILIN" [**] in the Transferring Territory. To Schering's knowledge, such Trademarks are owned by Millennium (as successor in interest to COR Therapeutics, Inc.) and are free and clear of any liens, charges and encumbrances.

             (d) To the best of Schering's knowledge, neither the Development nor Commercialization of INTEGRILIN in the Transferring Territory, nor the Manufacture of INTEGRILIN for such Development and Commercialization, as conducted by Schering pursuant to the Collaboration Agreement has infringed or will infringe, or has resulted or will result in the misappropriation of any intellectual property rights owned by any Third Party.

             (e) No claim of infringement of the intellectual property rights of any Third Party has been made nor, to Schering's knowledge, threatened against Schering or any of its Affiliates with respect to the Development, Manufacture or Commercialization of INTEGRILIN Products in or for the Transferring Territory, and there are no judgments or settlements against or owed by Schering or to which Schering is a party relating to the Development, Manufacture or Commercialization of INTEGRILIN Products in or for the Transferring Territory.

             (f) As of the Effective Date, to the best of Schering's knowledge after diligent inquiry, there are no patentable inventions made by Schering's employees that relate to an INTEGRILIN Product, including its manufacture or use, that Schering would be required to assign to Millennium pursuant to by Section 12.1(b) of the Collaboration Agreement.

             (g) All of the studies, tests and pre-clinical and clinical trials of INTEGRILIN Products conducted or sponsored by Schering prior to, or being conducted or sponsored by Schering as of, the date of this Agreement in and for the Transferring Territory have been and are being conducted in accordance with applicable laws, rules and regulations.

     Section 10.7 Third Party Contracts.

     Schering represents and warrants to Millennium that, to the best of its knowledge, as of the Effective Date, there are [**], and during the Negotiation Period, [**] and the Transition Period, Schering shall not enter into any such agreements. During the Negotiation Period, [**] and the Transition Period, Schering shall use Diligent Efforts not to take or omit to take any actions that would constitute a breach of a material term of any of its existing Third Party contracts related to the Development, Manufacture or Commercialization of INTEGRILIN Products in the Transferring Territory, and shall not enter into any amendment to any such agreement, which breach or amendment would be reasonably likely to have a material adverse effect on the Development or Commercialization of INTEGRILIN in the Transferring Territory. Schering shall provide Millennium promptly with written notice of the occurrence of any such breach (or Schering's receipt of notice of an allegation of any such breach).

     Section 10.8 Adequacy of Disclosure.

     Schering represents and warrants to Millennium that, as of the Effective Date, it has not withheld or otherwise failed to disclose to Millennium any material information necessary for the Development, Manufacture or Commercialization of INTEGRILIN Products in the Transferring Territory. Without limiting the generality of the preceding sentence, Schering represents and warrants to Millennium that, as of the Effective Date, there are no:

             (a) agreements granting a Third Party any right of first refusal, right of first negotiation, right of first offer or other similar right with respect to INTEGRILIN Products in or for the Transferring
                   Territory;

             (b) any joint venture, partnership, strategic alliance, and similar agreements relating to INTEGRILIN
                   Products in or for the Transferring Territory;

             (c) agreements under which a royalty would be paid on sales of INTEGRILIN Products in or for the Transferring Territory; or

             (d) agreements that include a non-competition, restriction on competition, exclusivity or similar provision related to INTEGRILIN Products in or for the Transferring Territory.

     In addition, Schering represents and warrants that all such material information disclosed to Millennium hereunder is accurate, truthful and complete to the best of its knowledge and that in connection with information contained on EXHIBIT D hereto (INTEGRILIN Sales Information), Schering's knowledge is based on its recent diligent inquiry.

     Section 10.9 Product Liability Claims.

     Schering represents and warrants that as of the Effective Date there are no product liability claims pending, and none have been brought, in connection with the Commercialization of INTEGRILIN Products [**] immediately preceding the Effective Date: [**].

     Section 10.10 Debarment.

     Each Party represents and warrants to the other that, neither that Party nor any of its Affiliates has been debarred or is subject to debarment and neither that Party nor any of its Affiliates has used, is using or will use in any capacity, in connection with the Development, Manufacture or Commercialization of INTEGRILIN Products in or for the Transferring Territory, any person who has been debarred pursuant to Section 306 of the United States Federal Food, Drug, and Cosmetic Act, or who is the subject of a conviction described in such section. Each Party agrees to inform the other Party in writing immediately if it or any person who is performing services hereunder is debarred or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of such Party's knowledge, is threatened, relating to the debarment or conviction of such Party or any person used in any capacity by such Party or any of its Affiliates in connection with the Development, Manufacture or Commercialization of INTEGRILIN Products in or for the Transferring Territory.

                                   ARTICLE XI

                           LIABILITY & INDEMNIFICATION

     Section 11.1 Pre-Transfer Liability.

     The rights and obligations of the Parties with respect to any and all Liabilities directly or indirectly arising or resulting from activities performed by the Parties pursuant to this Agreement or the Collaboration Agreement in any country in the Transferring Territory prior to the Closing Date, [**] as set forth in Section 2.6(c), [**], and related to the Development, Manufacture or Commercialization of INTEGRILIN Products in or for the Transferring Territory (the "Pre-Closing Liabilities") shall, subject to the waiver of liability with respect to diligence efforts prior to the Effective Date as set forth in Section 11.10 of this Agreement, continue to be controlled by and subject to the terms and conditions of the Collaboration Agreement; PROVIDED, HOWEVER Pre-Closing Liabilities shall not include any "Carry-Forward Liabilities" as such term is defined in Section 11.3 below.

     Section 11.2 Liability During the Transition Period.

     The rights and obligations of the Parties with respect to any and all Liabilities directly or indirectly arising or resulting from activities performed by the Parties pursuant to this Agreement in any country in the Transferring Territory during the Transition Period that are related to the Development, Manufacture or Commercialization of INTEGRILIN Products in or for the Transferring Territory (the "Transition Liabilities") shall be allocated as follows:

             (a) Subject to Section 11.6(b) hereof, to the extent that Schering remains responsible for and continues to perform one or more activities related to the Development, Manufacture or Commercialization of INTEGRILIN Products in or for one or more countries in the Transferring Territory during the Transition Period, Transition Liabilities arising from the performance of such activity(ies) by Schering or its Affiliates in or for such country(ies) shall be controlled by and subject to the terms and conditions of the Collaboration Agreement, as expressly modified by the terms of Sections 3.4 (Schering's Diligence Obligations during the Transition Period) and 7.2 (Clinical Development During the Transition Period) of this Agreement; or

             (b) to the extent that Schering has completed the Transfer to Millennium or its New Commercial Licensee of responsibility for performance of one or more activities related to the Development, Manufacture or Commercialization of INTEGRILIN Products in one or more countries in the Transferring Territory, then effective as of Schering's receipt of the relevant Country Approval Notice, any Transition Liabilities arising from the performance of such activity(ies) by Millennium and/or the New Commercial Licensee in such country(ies) shall be treated as a Post-Transfer Liabilities in accordance with the terms of Section 11.3 of this Agreement.

     Section 11.3 Post-Transfer Liability.

     Except as otherwise expressly set forth in this Agreement, Millennium and the New Commercial Licensee shall be solely responsible for, and Schering shall have no responsibility or liability under this Agreement or the Collaboration Agreement or otherwise with respect to, any and all Liabilities directly or indirectly arising or resulting from any and all activities performed by Millennium, the New Commercial Licensee or their respective Affiliates or agents, related to the Development or Commercialization of INTEGRILIN Products in the Transferring Territory or the Manufacture of INTEGRILIN Products for the Transferring Territory (the "Post-Transfer Liabilities"). Notwithstanding the preceding sentence, "Post-Transfer Liabilities" shall not include any and all Liabilities to the extent directly or indirectly arising or resulting from the following (the "Carry-Forward Liabilities"):

             (a) the contents in any information (including clinical data and results), documents or records prepared and furnished to Millennium or its New Commercial Licensee by Schering, including without limitation any errors or omissions contained therein;

             (b) the performance of any clinical trials or other Development activities conducted in the Transferring Territory by Schering or its agents after the first to occur of (i) on a country-by-country basis, Schering's receipt of the relevant Country Approval Notice or (ii) the Final Approval Notice;

             (c) the Manufacture in or for the Transferring Territory and any sales or distribution of INTEGRILIN Products by Schering or its agents in the Transferring Territory after the first to occur of (i) on a country-by-country basis, Schering's receipt of the relevant Country Approval Notice or (ii) the Final Approval Notice, including Liabilities arising under any related Third Party contracts for which Schering retains responsibility pursuant to Section 8.1(c);

             (d) the performance of pharmacovigilance activities conducted by Schering or its agents after the first to occur of (i) on a country-by-country basis, Schering's receipt of the relevant Country Approval Notice or (ii) the Final Approval Notice; and

             (e) the contents of Marketing Materials prepared by Schering or its agents.

     The rights and obligations of the Parties with respect to any and all payments for Carry-Forward Liabilities shall be controlled by and subject to the terms and conditions of the Collaboration Agreement, including without limitation the right to treat such payments and fees as Development Costs and/or Allowable Expenses, as may be appropriate.

     Section 11.4 No Effect on Liabilities outside the Transferring Territory.

     Nothing in this Agreement shall be construed (expressly or by implication) as modifying, superseding or otherwise amending the rights and obligations of the Parties with respect to any and all claims, suits, liabilities, debts, losses, damages, demands, judgments or awards arising from or connected with the Development, Manufacture or Commercialization of INTEGRILIN Products by or on behalf of Millennium and/or Schering in countries outside the Transferring Territory (the "Excluded Liabilities"), which are and shall continue to be controlled by and subject to the terms and conditions of the Collaboration Agreement. The Parties acknowledge and agree that the New Commercial Licensee shall have no rights, responsibilities or liabilities whatsoever with respect to any Excluded Liability.

     Section 11.5 Indemnification by Schering.

     Schering shall indemnify, defend and hold harmless Millennium, the New Commercial Licensee and their respective Affiliates, directors, officers, employees and agents (collectively, the "Non-Schering Indemnified Parties") from and against any and all suits, claims, actions, demands, liabilities, losses or expenses (including, without limitation reasonable attorneys' and experts' fees) (collectively "Losses") resulting directly or indirectly from: (i) any breach of, or inaccuracy in any representation or warranty made by Schering in this Agreement (except for the representation and warranty of Schering set forth in Section 10.3(b) hereof); (ii) the breach of one or more of Schering's material obligations under this Agreement; (iii) the negligence or intentional misconduct of Schering or its Affiliates in connection with the performance of its obligations under this Agreement; or (iv) the Carry-Forward Liabilities; except in each case to the extent caused by the negligence or intentional misconduct of Millennium or any other Non-Schering Indemnified Party; PROVIDED, HOWEVER, that the terms of this Section 11.5 shall not apply and Schering shall have no indemnification obligations under this Section 11.5 with respect to any Pre-Closing Liabilities, Post-Transfer Liabilities or Excluded Liabilities.

     Section 11.6 Indemnification by Millennium.

             (a) Millennium shall indemnify, defend and hold harmless Schering, its Affiliates, and their directors, officers, employees and agents (collectively, the "Schering Indemnified Parties") from and against any and all Losses resulting directly or indirectly from: (i) the breach of one or more of Millennium's material obligations under this Agreement; (ii) the negligence or intentional misconduct of Millennium or its Affiliates in connection with the performance of its obligations under this Agreement; or (iii) any Post-Transfer Liabilities, except in each case to the extent caused by the negligence or intentional misconduct of Schering or any other Schering Indemnified Party; and PROVIDED; HOWEVER, that the terms of this Section 11.6 shall not apply and Millennium shall have no indemnification obligations under this Section 11.6 with respect to any Pre-Closing Liabilities, Carry-forward Liabilities or Excluded Liabilities.

             (b) As of the Closing Date, Millennium shall procure that the New Commercial Licensee shall, indemnify, defend and hold harmless the Schering Indemnified Parties from and against any and all Losses resulting directly or indirectly from any Post-Transfer Liabilities or Liabilities arising from New Commercial Licensee's activities as a co-promoter as set forth in Section 8.1 hereof, except in each case to the extent caused by the negligence or intentional misconduct of Schering or any other Schering Indemnified Party.

     Section 11.7 Procedures.

     Each Party agrees to promptly give the other Party written notice of any claim for which indemnification may be sought under this Agreement. Failure of an indemnified Party to provide notice of a claim to the indemnifying Party shall only affect the indemnified Party's right to indemnification if and to the extent that such failure has a material adverse effect on the indemnifying Party's ability to defend or the nature or the amount of the relevant Losses. The indemnifying Party shall have the right to assume the defense of any suit or claim related to the Losses if it has assumed responsibility for the suit or claim in writing; PROVIDED, HOWEVER, that if in the reasonable judgment of the indemnified Party, such suit or claim involves an issue or matter which could have a materially adverse effect on the business operations or assets of the indemnified Party, the indemnified Party may waive its rights to indemnity under this Agreement and control the defense or settlement thereof, but in no event shall any such waiver be construed as a waiver of any indemnification rights which such Party may have at law or in equity. If the indemnifying Party defends the suit or claim, the indemnified Party may participate in (but not control) the defense thereof at its sole cost and expense.

     Section 11.8 Settlements.

     Neither Party may settle a claim or action related to any Losses without the prior written consent of the other Party if such settlement would impose any monetary obligation on the other Party or require the other Party to submit to an injunction or otherwise limit the other Party's rights under this Agreement; PROVIDED that such consent shall not be unreasonably withheld or delayed. Any payment made by a Party to settle any such claim or action shall be at its own cost and expense.

     Section 11.9 No Consequential Damages.

     With respect to any claim by one Party against the other arising out of the performance or failure of performance of the other Party under this Agreement, the Parties expressly agree that the liability of such Party to the other Party for such breach shall be limited under this Agreement or otherwise at law or equity to direct damages only and in no event shall a Party be liable for any indirect, special, punitive, exemplary or consequential damages suffered or incurred by the other Party.

     Section 11.10 Non-Assertion and Waiver of Certain Claims.

             (a) The waiver set forth in this Section 11.10(a) shall become effective and irrevocable, upon completion of the Transfer of all Regulatory Approvals in the Transferring Territory, such Transfer of all Regulatory Approvals in the Transferring Territory to be deemed complete for purposes of this Section 11.10(a) upon the first to occur of (i) the expiration of the Transition Period subject to [**] the INTEGRILIN Products being complete, or
(ii) the date of the Final Approval Notice from Millennium pursuant to Section 11.10(d).

                     (i) Each Party (the "Releasing Party") [**] and its Affiliates [**], that the Releasing Party [**] the Released Party or its Affiliates as a result of or in connection with [**] the Collaboration Agreement [**] between the Parties, [**] occurring prior to the Effective Date with regard to [**] INTEGRILIN Products [**]. The foregoing [**] shall include, without limitation, [**] INTEGRILIN Products; [**] INTEGRILIN Products; [**] INTEGRILIN Products [**] INTEGRILIN Products. For clarity, [**] the Collaboration Agreement for Third Party claims.

                     (ii)     [**] Section 11.10(a)(i) shall be [**].

             (b)     Upon the Effective Date [**]:

                     (i) Millennium agrees that it will [**] be waived under Section 11.10(a); and

                     (ii) the Parties agree to [**], and Schering agrees that it will [**](except for [**] regard to the time [**]).

             (c) Schering shall promptly notify Millennium in writing upon completion by Schering of (i) the submission of all documentation necessary for the assignment and transfer to Millennium or the New Commercial Licensee, as applicable, of all Regulatory Approvals held by Schering or its Affiliates for the Commercialization of INTEGRILIN in the Transferring Territory, and (ii) the transfer by Schering to Millennium or the New Commercial Licensee of all documentation necessary to enable Millennium or the New Commercial Licensee to Manufacture INTEGRILIN Products for distribution and sale in the Transferring Territory). Within thirty (30) days after receipt of such notice, Millennium shall provide Schering either with written notice either confirming its understanding that Schering has completed all such submissions and transfers ("Acceptance Notice"), or written notice specifically identifying any such submissions or transfers that remain incomplete ("Shortfall Notice"); provided that failure by Millennium to provide a Shortfall Notice within such thirty (30) day period shall be deemed to be an Acceptance Notice by Millennium. Schering shall promptly handle any remaining submissions or transfers specified in a Shortfall Notice in accordance with the provisions of Article V. However, in the event that Schering and Millennium disagree as to whether or not one or more submissions or transfers identified in a Shortfall Notice has been reasonably completed, then the Parties' executive officers shall resolve within thirty (30) days such dispute through good faith negotiations.

             (d) Millennium shall promptly notify Schering in writing upon receipt by Millennium or the New Commercial Licensee of all necessary Regulatory Approvals in the Transferring Territory to enable Millennium or the New Commercial Licensee to Commercialize and Manufacture INTEGRILIN Products in the Transferring Territory ("Final Approval Notice").

                                   ARTICLE XII

                                  MISCELLANEOUS

     Section 12.1 Notices. The mailing addresses for Millennium under Section
18.4 of the Collaboration Agreement are changed to:

         For Millennium:      Millennium Pharmaceuticals, Inc.
                              40 Landsdowne Street
                              Cambridge, Massachusetts 02139-4815
                              U.S.A.
                              Attention:  Chief Executive Officer
                              Facsimile No.:  (617) 621-0264

         With a copy to:      Millennium Pharmaceuticals, Inc.
                              40 Landsdowne Street
                              Cambridge, Massachusetts 02139-4815
                              U.S.A.
                              Attention:  General Counsel
                              Facsimile No.:  (617) 374-0074


The mailing address for Schering-Plough Ltd. under Section 18.4 of the Collaboration Agreement is changed to:

                              Schering-Plough Ltd.
                              Weystrasse 20, P.O. Box
                              CH-6000 Lucerne 6
                              Switzerland
                              Attention: President
                              Facsimile No.:  41 41 418 16 26

     Section 12.2 Integration; Survival; Term; Relationship to Collaboration Agreement and Controlling Provisions.

     This Agreement, together with the Collaboration Agreement (as amended and supplemented by this Agreement), constitutes the entire agreement between the Parties concerning the subject matter of this Agreement and supersedes all previous agreements, whether written or oral. Sections 2.3, 3.3, 4.1, 4.2, 4.3, 4.4, 4.5, 5.2(b), 5.3 (first 2 paragraphs), 5.4, Article VI, 7.3, 8.2, 9.2,
10.1(b), Article XI, 12.1, 12.2, 12.3, 12.4 and 12.5 shall survive the expiration of this Agreement. This Agreement may be amended only in the manner provided in Section 18.1 of the Collaboration Agreement; provided that, effective as of the Closing Date, any amendment pertaining to the provisions set forth in Sections 12.4(i), (ii) and (iii) and Article X hereof may be amended only with the prior written consent of New Commercial Licensee, such consent not to be unreasonably withheld. The term of this Agreement shall be the same as the term of the Collaboration Agreement.

     The Parties acknowledge that the Collaboration Agreement survives, except to the extent amended or supplemented by this Agreement. For purposes of clarity, the Parties agree that to the extent that the terms and conditions of this Agreement are inconsistent with the terms and conditions of the Collaboration Agreement, the terms of this Agreement shall control. In particular, (i) the change in addresses for notice set forth in Section 12.1,
(ii) the change in governing law set forth in Section 12.3(a), and (iii) the amendments to the Collaboration Agreement set forth in Section 12.3(b) of this Agreement, shall each apply on a worldwide basis to all matters arising under or in connection with this Agreement and/or the Collaboration Agreement both in the Transferring Territory and outside the Transferring Territory.

     Section 12.3 Governing Law; Dispute Resolution.

             (a) This Agreement and the Collaboration Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of New York (without giving effect to principles of conflicts of laws that would require the application of any other law).

             (b) As of the Effective Date, any and all disputes, controversies or claims between the Parties arising out of, relating to or in connection with this Agreement or the Collaboration Agreement, including without limitation those disputes relating to the rights and obligations of the Parties and/or performance by the Parties under this Agreement and/or the Collaboration Agreement shall be governed by Section 17.1 of the Collaboration Agreement. However, notwithstanding anything in Article 17 of the Collaboration Agreement to the contrary, the term "ADR" as defined in Section 17.2 of the Collaboration Agreement is hereby amended to mean the arbitration procedures set forth in this
Section 12.3(b) and Sections 17.2(a)-(c), 17.3-17.15 of the Collaboration Agreement are hereby deleted in their entirety. Any disputed matter to be settled by ADR shall be finally settled by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA") then in force by a panel of three arbitrators appointed in accordance with said rules (the "Arbitrators"); provided that the Arbitrators shall have appropriate experience in the biopharmaceutical industry. The place of arbitration shall be New York, New York, and any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The award rendered shall be final and binding upon all parties participating in such arbitration. The judgment rendered by the Arbitrators may, at the Arbitrators' discretion, include costs of arbitration, reasonable attorneys' fees and reasonable costs for any experts and other witnesses. Nothing in this Agreement shall be deemed as preventing either Party from seeking injunctive relief from any court having jurisdiction over the Parties and the subject matter of the dispute as necessary to protect any Party's name, proprietary information, trade secrets, know-how or any other proprietary rights. Judgment upon the award may be entered in any court having jurisdiction, or application may be made to such court for judicial acceptance of the award and/or an order of enforcement as the case may be. The Parties agree to use their good faith efforts to resolve the dispute within six
(6) months of receipt of the original notice of dispute and any arbitration pursuant to this Section 12.3(b) must be completed within one (1) year of such notice. Notwithstanding the foregoing, any disputes regarding the scope, validity, enforceability or inventorship of any patents or patent applications shall be submitted for final resolution by a court of competent jurisdiction.

     Section 12.4 Intended Third Party Beneficiary.

     The Parties intend that, effective on the Closing Date, the New Commercial Licensee shall be deemed an intended third party beneficiary of this Agreement (including, without limitation, Article X) with respect to:

                     (i) Millennium's rights to Develop, Commercialize and Manufacture INTEGRILIN Products in the Transferring Territory under this Agreement;

                     (ii) Schering's obligations under Sections 3.2(c), 3.2(d), 3.3, 3.4, 4.3, 4.4, 5.1, 5.2, 5.3, 7.2 and 8.1; and

                     (iii) Schering's indemnification obligations under Sections 11.2, 11.4 (last sentence only), and 11.5.

The New Commercial Licensee's rights as a third party beneficiary shall be subject to compliance by Millennium and the New Commercial Licensee with the terms and conditions, as applicable, of Sections 3.3, 5.1(b), 5.5, 7.3, 11.2(b), 11.3, 11.6(b), 11.7, 11.8, 11.9 and 11.10 of this Agreement. In addition,
Millennium shall require the New Commercial Licensee to agree to be bound by
Section 12.3 of this Agreement with regard to its enforcement of the terms of this Agreement as an intended third party beneficiary, and to agree to join or be joined by Schering or Millennium in any proceeding described in Section 12.3 of this Agreement pertaining to each of Millennium, Schering and New Commercial Licensee; PROVIDED, HOWEVER, that the New Commercial Licensee may enforce its rights hereunder as a third party beneficiary by going directly to dispute resolution under Section 12.3(b) hereof and is not required to first submit the dispute to the JSC as set forth in Section 17.1 of the Collaboration Agreement. Schering and Millennium each agree that it will not oppose such joinder by the other Party of the New Commercial Licensee to any such proceeding.

     Section 12.5 Assignment.

     Schering agrees that all rights enjoyed by the New Commercial Licensee under this Agreement may be assigned to Millennium or its designee upon any termination of the New Commercial Agreement.

     Section 12.6 Execution in Counterparts; Facsimile Signatures.

     This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument even if both Parties have not executed the same counterpart. Signatures provided by facsimile transmission shall be deemed to be original signatures.

              [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, Millennium, Schering Corporation andSchering-Plough Ltd. have caused this Agreement to be duly executed by their authorized representatives under seal, in duplicate on the dates written below.

                              MILLENNIUM PHARMACEUTICALS, INC.


                              By:   /S/ MARK LEVIN
                                    Name (Print): MARK LEVIN
                                    Title: Chief Executive Officer
                                    Date:  June 21, 2004

                              SCHERING CORPORATION


                              By:   /S/ MARGARET GABRIEL-REGIS
                                    Name(Print): MARGARET GABRIEL-REGIS
                                    Title:  Vice President
                                    Date:   6/21/04

                              SCHERING-PLOUGH, LTD.


                              By:    /S/ THOMAS C. LAUDA
                                 -----------------------
                                    Name (Print): THOMAS C. LAUDA
                                    Title:  Manager (Direktor)
                                    Date:  6/21/04

                                    EXHIBIT A


          Language to be Incorporated into Press Release (Section 6.1)



         DRAFT    DRAFT    DRAFT    DRAFT    DRAFT    DRAFT






        MILLENNIUM AND XXX ANNOUNCE INTEGRILIN(R)(EPTIFIBATIDE) INJECTION
                         LICENSING AGREEMENT FOR EUROPE


CAMBRIDGE,  MASS., JUNE XX, 2004 -- Millennium  Pharmaceuticals,  Inc.  (Nasdaq:
MLNM) today announced that it has entered into an agreement in which XXX will exclusively market INTEGRILIN(R)(eptifibatide) Injection in Europe.

XXX will actively commercialize INTEGRILIN in Europe upon the approved transfer of marketing authorizations, which is anticipated to be complete by December 2004. The execution of this agreement between Millennium and XXX for INTEGRILIN follows its acquisition of the rights to market the product in Europe from its partner Schering-Plough Corporation (NYSE: SGP). Schering-Plough will continue to promote INTEGRILIN in Europe until the transfer is complete. Schering-Plough will continue to co-promote INTEGRILIN with Millennium in the U.S. and sell the product in all other territories other than Europe, and will continue to pay Millennium royalties on INTEGRILIN sales outside of the U.S. and Europe. No financial details of the agreement for the return of the European rights from Schering-Plough to commercialize INTEGRILIN were disclosed.

ABOUT INTEGRILIN
INTEGRILIN is indicated for the treatment of patients with acute coronary syndrome (unstable angina/non-ST-segment myocardial infarction), including patients who are to be managed medically and those undergoing percutaneous coronary intervention (PCI). It is also indicated in the United States for the treatment of patients at time of PCI, including in patients undergoing intracoronary stenting.

INTEGRILIN is contraindicated in patients with a history of bleeding diathesis, or evidence of abnormal bleeding within the previous 30 days; severe hypertension (systolic blood pressure greater than 200 mm Hg or diastolic blood pressure greater than 110 mm Hg) not adequately controlled on antihypertensive therapy; major surgery within the preceding six weeks; history of stroke within 30 days, or any history of hemorrhagic stroke; current or planned administration of another parenteral GP IIb-IIIa inhibitor; dependency on renal dialysis; or known hypersensitivity to any component of the product.

Bleeding is the most common complication encountered during INTEGRILIN therapy. The majority of excess major bleeding events were localized at the femoral artery access site. Oropharyngeal, genitourinary, gastrointestinal and retroperitoneal bleeding were also seen more commonly with INTEGRILIN compared to placebo.

ABOUT MILLENNIUM
Millennium Pharmaceuticals, Inc., a leading biopharmaceutical company based in Cambridge, Mass., markets VELCADE(R) (bortezomib) for Injection, a novel cancer product, co-promotes INTEGRILIN(R) (eptifibatide) Injection, a market-leading cardiovascular product, and has a robust clinical development pipeline of product candidates. The Company's research, development and commercialization activities are focused in three therapeutic areas: oncology, cardiovascular, and inflammation. By applying its knowledge of the human genome, its understanding of disease mechanisms, and its industrialized drug discovery platform, Millennium is seeking to develop breakthrough products.

ABOUT SCHERING-PLOUGH
Schering-Plough is a global science-based health care company with leading prescription, consumer and animal health products. Through internal research and collaborations with partners, Schering-Plough discovers, develops, manufactures and markets advanced drug therapies to meet important medical needs. Schering-Plough's vision is to earn the trust of the physicians, patients and customers served by its more than 30,000 people around the world.

THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS," AND OTHER STATEMENTS ABOUT OUR GROWTH AND FUTURE OPERATING RESULTS, DISCOVERY AND DEVELOPMENT OF PRODUCTS, POTENTIAL ACQUISITIONS, STRATEGIC ALLIANCES AND INTELLECTUAL PROPERTY. VARIOUS IMPORTANT RISKS MAY CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS INDICATED BY THESE FORWARD-LOOKING STATEMENTS,
INCLUDING: ADVERSE RESULTS IN OUR DRUG DISCOVERY AND CLINICAL DEVELOPMENT PROGRAMS; FAILURE TO OBTAIN PATENT PROTECTION FOR OUR DISCOVERIES; COMMERCIAL LIMITATIONS IMPOSED BY PATENTS OWNED OR CONTROLLED BY THIRD PARTIES; OUR DEPENDENCE UPON STRATEGIC ALLIANCE PARTNERS TO DEVELOP AND COMMERCIALIZE PRODUCTS AND SERVICES BASED ON OUR WORK; DIFFICULTIES OR DELAYS IN OBTAINING REGULATORY APPROVALS TO MARKET PRODUCTS AND SERVICES RESULTING FROM OUR DEVELOPMENT EFFORTS; THE COMMERCIAL SUCCESS OF INTEGRILIN(R) (EPTIFIBATIDE) INJECTION AND VELCADE(R) (BORTEZOMIB) FOR INJECTION; AND THE REQUIREMENT FOR SUBSTANTIAL FUNDING TO CONDUCT RESEARCH AND DEVELOPMENT AND TO EXPAND COMMERCIALIZATION ACTIVITIES. FOR A FURTHER LIST AND DESCRIPTION OF THE RISKS AND UNCERTAINTIES WE FACE, SEE THE REPORTS WE HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE DISCLAIM ANY INTENTION OR OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Editor's Note: This release is available under the Media section on the Company's website at WWW.MILLENNIUM.COM.

                                                        ###

                                    EXHIBIT B

                           DISCLOSURE SCHEDULE 10.6(c)

COUNTRY    TRADEMARK                     O. REG DT      EXPIRES       AP OR REG#
-------    ---------                     ---------      -------       ----------

[**]       INTEGRILIN WITH CYRILLIC       21OC1998       [**]             3696

[**]       INTEGRILIN                     11JL1996       [**]           165097

[**]       INTEGRILIN WITH CYRILLIC       21SE1999       [**]           990957

[**]       INTEGRILIN WITH CYRILLIC       12MY1998       [**]             8704

[**]       INTEGRILIN                     22AU1995       [**]           583053

[**]       INTEGRILIN WITH CYRILLIC       24JA1997       [**]            29711

[**]       INTEGRILIN                     09OC1997       [**]          Z960308

[**]       INTEGRILIN                     29JL1997       [**]           202278

[**] .     INTEGRILIN                     29SE1995       [**]          6470/95

[**]       INTEGRILIN WITH CYRILLIC       09MY1997       [**]            23575

[**]       INTEGRILIN                     05MR1996       [**]           143327

[**]       INTEGRILIN                     09AU1995       [**]         95584237

[**]       INTEGRILIN                     09AU1995       [**]          2029753

[**]       INTEGRILIN                     03SE1997       [**]             6620

[**]       INTEGRILIN IN CYRILLIC         03SE1997       [**]             6621

[**]       INTEGRILIN                     26AP1996       [**]         39533178

[**]       INTEGRILIN                     19MR2001       [**]           125803

[**]       INTEGRILIN                     26AU1998       [**]           153433

[**]       INTEGRILIN                     28OC1997       [**]        1463/1997

[**]       INTEGRILIN                     28AP1995       [**]           170852

[**]       INTEGRILIN                     04DE1997       [**]           101797

[**]       INTEGRILIN                     23JL1997       [**]           719702

[**]       INTEGRILIN WITH CYRILLIC       28FE2001       [**]            11272

[**]       INTEGRILIN WITH CYRILLIC       28AP1997       [**]             3903

[**]       INTEGRILIN                     20FE1998       [**]           M39710

[**]       INTEGRILIN IN CYRILLIC         20FE1998       [**]           M39709

[**]       INTEGRILIN WITH CYRILLIC       15DE1998       [**]            30491

[**]       INTEGRILIN                                                    39486

[**]       INTEGRILIN WITH CYRILLIC       18AU1997       [**]             4938

[**]       INTEGRILIN                     31OC1996       [**]           177708

[**]       INTEGRILIN                     06OC1999       [**]           109031

[**]       INTEGRILIN                     06MY1996       [**]           309676

[**]       INTEGRILIN                     21MR1996       [**]            29239

[**]       INTEGRILIN                     31OC1997       [**]           157963

[**]       INTEGRILIN IN CYRILLIC         31OC1997       [**]           157964

[**]       INTEGRILIN                     25AP1997       [**]          9670467

[**]       INTEGRILIN                     21JA1999       [**]           184010

[**]       INTEGRILIN                     03MR2000       [**]          1981878

[**]       INTEGRILIN                     22MR1996       [**]           310560

[**]       INTEGRILIN                     24FE1997       [**]           435605

[**]       INTEGRILIN WITH CYRILLIC       28OC1998       [**]             3330

[**]       INTEGRILIN WITH CYRILLIC       25DE2000       [**]             5754

[**]       INTEGRILIN WITH CYRILLIC       08FE1996       [**]           167597

[**]       INTEGRILIN WITH CYRILLIC       15AU2000       [**]            15588

[**]       INTEGRILIN WITH CYRILLIC       22JA1997       [**]             5876

                                    EXHIBIT C

                         ONGOING DEVELOPMENT ACTIVITIES



Protocol #                       Study Title                 Country

  [**]                              [**]                      [**]
                                                              [**]
                                                              [**]
                                                              [**]
===============================================================================
  [**]                              [**]                      [**]
===============================================================================
  [**]                              [**]                      [**]
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                                    EXHIBIT D

                          INTEGRILIN SALES INFORMATION

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TRANSFERRING                                                    COMMENTS FROM
 TERRITORY          PRICE 1              [**]         [**]   SCHERING
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Footnotes:
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